UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

ANNUAL REPORT

AB HIGH INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB High Income Fund for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB HIGH INCOME FUND
Class A Shares	-1.75%	-2.51%
Class B Shares[1]	-2.11%	-3.24%
Class C Shares	-2.09%	-3.21%
Advisor Class Shares[2]	-1.62%	-2.26%
Class R Shares[2,3]	-1.94%	-2.91%
Class K Shares[2]	-1.76%	-2.58%
Class I Shares[2]	-1.71%	-2.23%
Class Z Shares[2]	-1.69%	-2.18%
Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	-0.43%	-0.95%
Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	-3.88%	-3.48%

1	Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2018.

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During the 12-month period, all share classes underperformed the primary benchmark and outperformed the blended benchmark, before sales charges. Relative to the primary benchmark, currency investments detracted from performance, primarily because of long positions in the Argentine peso and Indian rupee. Yield-curve positioning was also negative, particularly along the US and UK yield curves. Industry allocation contributed, helped most by the Fund’s exposures to non-agency mortgages and commercial mortgage-backed securities (“CMBS”), a cash allocation and an underweight position in sovereigns. An exposure to asset-backed securities and an overweight in treasuries took back some of these gains. Country allocation contributed, primarily due to exposures to Brazil and Egypt, though an allocation to Canada was negative. Security selection within the energy sector contributed.

During the six-month period, all share classes underperformed the primary benchmark and outperformed the blended benchmark, before sales charges. Currency selection detracted as negative returns from long positions in the Argentine peso and Indian rupee outweighed gains from a long position in the Mexican peso. Country allocation also weighed on performance, primarily because of exposure to Canada and Brazil, though an underweight in the eurozone added to returns. Industry allocation contributed, helped most by an underweight in sovereigns and an out-of-benchmark exposure to non-agency mortgages. Neither yield-curve positioning nor security selection had a significant impact on overall performance in the period.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha through different strategies, including but not limited to relative value, put spreads and call spreads.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities

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ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having

(continued on next page)

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the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment

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DISCLOSURES AND RISKS (continued)

obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			6.68%
1 Year	-2.51%	-6.70%
5 Years	3.84%	2.94%
10 Years	11.38%	10.90%
CLASS B SHARES			6.11%
1 Year	-3.24%	-5.98%
5 Years	3.00%	3.00%
10 Years[2]	10.89%	10.89%
CLASS C SHARES			6.13%
1 Year	-3.21%	-4.13%
5 Years	3.02%	3.02%
10 Years	10.50%	10.50%
ADVISOR CLASS SHARES[3]			7.23%
1 Year	-2.26%	-2.26%
5 Years	4.09%	4.09%
10 Years	11.70%	11.70%
CLASS R SHARES[3]			6.53%
1 Year	-2.91%	-2.91%
5 Years	3.45%	3.45%
10 Years	11.04%	11.04%
CLASS K SHARES[3]			6.84%
1 Year	-2.58%	-2.58%
5 Years	3.78%	3.78%
10 Years	11.39%	11.39%
CLASS I SHARES[3]			7.22%
1 Year	-2.23%	-2.23%
5 Years	4.13%	4.13%
10 Years	11.75%	11.75%
CLASS Z SHARES[3]			7.28%
1 Year	-2.18%	-2.18%
5 Years	4.16%	4.16%
Since Inception[4]	4.45%	4.45%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.61%, 1.56%, 0.58%, 1.22%, 0.89%, 0.54% and 0.50% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.85%
5 Years	3.79%
10 Years	8.89%
CLASS B SHARES
1 Year	-4.15%
5 Years	3.87%
10 Years[1]	8.86%
CLASS C SHARES
1 Year	-2.27%
5 Years	3.89%
10 Years	8.51%
ADVISOR CLASS SHARES[2]
1 Year	-0.35%
5 Years	4.98%
10 Years	9.68%
CLASS R SHARES[2]
1 Year	-1.00%
5 Years	4.34%
10 Years	9.04%
CLASS K SHARES[2]
1 Year	-0.65%
5 Years	4.67%
10 Years	9.38%
CLASS I SHARES[2]
1 Year	-0.30%
5 Years	5.02%
10 Years	9.72%
CLASS Z SHARES[2]
1 Year	-0.26%
Since Inception[3]	4.92%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$982.50	$4.85	0.97%	$4.90	0.98%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%	$4.99	0.98%
Class B
Actual	$1,000	$978.90	$9.98	2.00%	$9.98	2.00%
Hypothetical**	$1,000	$1,015.12	$10.16	2.00%	$10.16	2.00%
Class C
Actual	$1,000	$979.10	$8.98	1.80%	$8.98	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%	$9.15	1.80%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$983.30	$3.30	0.66%	$3.35	0.67%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%	$3.41	0.67%
Class R
Actual	$1,000	$980.60	$6.84	1.37%	$6.89	1.38%
Hypothetical**	$1,000	$1,018.30	$6.97	1.37%	$7.02	1.38%
Class K
Actual	$1,000	$982.40	$4.70	0.94%	$4.70	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.79	0.94%
Class I
Actual	$1,000	$982.90	$3.20	0.64%	$3.25	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class Z
Actual	$1,000	$983.10	$2.00	0.40%	$2.00	0.40%
Hypothetical**	$1,000	$1,023.19	$2.04	0.40%	$2.04	0.40%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,123.9

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.3% or less in the following security types: Collateralized Loan Obligations, Inflation-Linked Securities, Local Governments–US Municipal Bonds, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Rights, Warrants and Whole Loan Trusts.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2018 (unaudited)

1

All data are as of October 31, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Angola, Australia, Bahrain, Belgium, Bermuda, Cameroon, Cayman Islands, Chile, China, Colombia, Costa Rica, Denmark, Ecuador, Egypt, El Salvador, Gabon, Germany, Ghana, Guatemala, Honduras, India, Indonesia, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Mongolia, Nigeria, Norway, Peru, Russia, Senegal, South Africa, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Ukraine, Uruguay, Venezuela and Zambia.

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 44.5%
Industrial – 34.7%
Basic – 4.4%
AK Steel Corp. 7.00%, 3/15/27(a)	U.S.$	5,786	$5,184,215
7.625%, 10/01/21		3,745	3,731,432
Alcoa Nederland Holding BV 6.125%, 5/15/28(b)		1,139	1,135,910
Axalta Coating Systems LLC 4.875%, 8/15/24(b)		2,893	2,733,402
CF Industries, Inc. 4.95%, 6/01/43		3,911	3,334,127
5.375%, 3/15/44		3,218	2,867,248
Cleveland-Cliffs, Inc. 5.75%, 3/01/25		12,109	11,445,451
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,167,496
Constellium NV 5.75%, 5/15/24(b)		9,890	9,453,030
5.875%, 2/15/26(b)		8,782	8,238,965
6.625%, 3/01/25(a)(b)		2,000	1,967,792
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(b)		5,991	5,672,728
Eldorado Gold Corp. 6.125%, 12/15/20(b)		3,143	2,942,769
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)(g)(h)		1,900	1,899,638
FMG Resources (August 2006) Pty Ltd. 5.125%, 3/15/23(b)		805	775,801
Freeport-McMoRan, Inc. 5.40%, 11/14/34		3,333	2,931,463
5.45%, 3/15/43		25,655	21,737,892
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(b)		6,699	6,890,243
Hexion, Inc. 6.625%, 4/15/20		766	677,651
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(b)		26,277	28,198,979
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(b)	EUR	5,940	6,494,151
Lecta SA 6.50%, 8/01/23(b)		1,106	1,290,088

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(f)(i)(j)	U.S.$	16,121	$161
Momentive Performance Materials, Inc. 3.88%, 10/24/21		17,198	18,441,725
8.875%, 10/15/20(c)(f)(g)(k)		17,198	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(b)		7,291	6,734,565
New Gold, Inc. 6.25%, 11/15/22(b)		1,795	1,561,241
Novelis Corp. 5.875%, 9/30/26(b)		3,210	3,025,133
6.25%, 8/15/24(b)		1,134	1,117,430
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(b)		3,412	3,188,620
Nyrstar Netherlands Holdings B 8.50%, 9/15/19(b)	EUR	465	389,896
OCI NV 5.00%, 4/15/23(b)		9,800	11,656,034
6.625%, 4/15/23(b)	U.S.$	5,880	6,031,504
Pactiv LLC 7.95%, 12/15/25		5,526	5,724,505
Peabody Energy Corp. 6.00%, 3/31/22(b)		1,509	1,507,648
Plastipak Holdings, Inc. 6.25%, 10/15/25(b)		9,068	8,298,227
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(b)		2,052	2,004,291
Sealed Air Corp. 6.875%, 7/15/33(b)		14,904	15,350,330
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25		1,073	1,253,950
SPCM SA 4.875%, 9/15/25(b)		8,220	7,598,215
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	3,669	4,036,424
8.00%, 10/01/26(b)	U.S.$	4,432	4,299,040
Teck Resources Ltd. 5.20%, 3/01/42		7,300	6,478,954
5.40%, 2/01/43		7,166	6,528,190
6.00%, 8/15/40		3,430	3,373,048
6.125%, 10/01/35		5,000	5,102,830
6.25%, 7/15/41		323	322,655
United States Steel Corp. 6.25%, 3/15/26		2,052	1,932,557
6.875%, 8/15/25		6,740	6,605,470

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Valvoline, Inc. 5.50%, 7/15/24	U.S.$	1,738	$1,727,137

			267,060,251

Capital Goods – 1.7%
A123 Systems, Inc. 3.75%, 4/15/16(c)(d)(f)(i)(l)		3,985	278,950
Arconic, Inc. 5.90%, 2/01/27		805	800,975
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(h)	EUR	10,431	11,728,495
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(h)	U.S.$	1,330	1,291,433
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 2/15/25(b)		800	746,675
6.75%, 5/15/24(b)	EUR	9,883	11,889,775
BBA US Holdings, Inc. 5.375%, 5/01/26(b)	U.S.$	2,810	2,778,983
Bombardier, Inc. 5.75%, 3/15/22(b)		830	820,461
6.00%, 10/15/22(b)		1,147	1,128,009
6.125%, 1/15/23(b)		3,906	3,863,952
7.50%, 3/15/25(b)		3,708	3,709,424
BWAY Holding Co. 4.75%, 4/15/24(b)	EUR	5,895	6,728,544
5.50%, 4/15/24(b)	U.S.$	7,810	7,496,600
7.25%, 4/15/25(b)		805	764,223
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,417,246
Cleaver-Brooks, Inc. 7.875%, 3/01/23(b)		3,655	3,688,023
Exide Technologies 7.25%, 4/30/25(c)(h)(j)(l)		1,941	1,649,640
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)		2,552	2,538,760
GFL Environmental, Inc. 5.375%, 3/01/23(b)		636	583,482
5.625%, 5/01/22(b)		3,015	2,865,619
Hulk Finance Corp. 7.00%, 6/01/26(b)		4,301	3,980,563
JELD-WEN, Inc. 4.625%, 12/15/25(b)		1,036	928,334
4.875%, 12/15/27(b)		1,483	1,289,851
Liberty Tire Recycling LLC 9.50%, 1/15/23(c)(g)(j)		878	877,800

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stevens Holding Co., Inc. 6.125%, 10/01/26(b)	U.S.$	911	$906,858
Textron Financial Corp. 4.049% (LIBOR 3 Month + 1.74%), 2/15/42(b)(m)		125	106,567
TransDigm, Inc. 6.375%, 6/15/26		8,396	8,225,368
6.50%, 7/15/24		11,416	11,550,127
Waste Pro USA, Inc. 5.50%, 2/15/26(b)		5,480	5,238,787

			101,873,524

Communications - Media – 4.0%
Altice Financing SA 6.625%, 2/15/23(b)		14,220	14,062,528
7.50%, 5/15/26(b)		15,110	14,301,826
Altice France SA/France 5.625%, 5/15/24(b)	EUR	1,981	2,311,784
6.25%, 5/15/24(b)	U.S.$	1,940	1,862,559
7.375%, 5/01/26(b)		19,546	18,764,903
Altice Luxembourg SA 7.25%, 5/15/22(a)(b)	EUR	6,390	7,079,194
7.75%, 5/15/22(a)(b)	U.S.$	8,220	7,665,150
Altice US Finance I Corp. 5.50%, 5/15/26(b)		800	779,173
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(b)		766	713,792
5.125%, 5/01/27(b)		3,140	2,957,550
5.375%, 5/01/25(b)		732	718,566
5.75%, 1/15/24		500	504,840
5.75%, 2/15/26(b)		1,500	1,486,306
5.875%, 5/01/27(b)		2,868	2,819,336
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.50%, 4/01/28(b)		8,247	8,537,171
7.75%, 7/15/25(b)		5,014	5,297,898
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,230	2,253,176
Series B 6.50%, 11/15/22		7,410	7,528,345
CSC Holdings LLC 5.375%, 2/01/28(b)		10,282	9,690,271
5.50%, 4/15/27(b)		2,000	1,921,472
6.625%, 10/15/25(b)		1,356	1,418,715
10.875%, 10/15/25(b)		4,193	4,837,871

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.00%, 3/15/23	U.S.$	1,436	$1,257,392
5.875%, 11/15/24(a)		8,723	7,411,985
6.75%, 6/01/21		2,620	2,647,015
Gray Television, Inc. 5.125%, 10/15/24(b)		7,217	6,876,993
iHeartCommunications, Inc. 6.875%, 6/15/18(c)(d)(f)(i)		10,579	2,296,817
9.00%, 12/15/19(e)(f)		8,736	6,275,654
10.625%, 3/15/23(e)(f)		1,507	1,090,108
11.25%, 3/01/21(b)(e)(f)		2,444	1,622,770
Liberty Interactive LLC 3.75%, 2/15/30(l)		2,226	1,524,870
Meredith Corp. 6.875%, 2/01/26(b)		11,396	11,393,254
Netflix, Inc. 4.375%, 11/15/26		10,284	9,426,345
4.875%, 4/15/28(b)		9,063	8,314,496
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(b)		7,526	7,026,424
6.875%, 2/15/23(b)		3,250	3,120,023
Sirius XM Radio, Inc. 5.00%, 8/01/27(b)		2,766	2,599,658
TEGNA, Inc. 5.50%, 9/15/24(b)		719	719,587
6.375%, 10/15/23		3,966	4,059,518
UPC Holding BV 5.50%, 1/15/28(b)		8,302	7,703,940
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		6,468	6,300,932
Urban One, Inc. 7.375%, 4/15/22(b)		7,700	7,594,125
Virgin Media Finance PLC 5.25%, 2/15/22		589	582,452
5.75%, 1/15/25(b)		2,690	2,587,818
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(b)	GBP	445	565,974
Virgin Media Secured Finance PLC 5.25%, 1/15/26(b)	U.S.$	800	747,658
5.50%, 1/15/25(b)	GBP	2,070	2,700,554
Ziggo Bond Co. BV 5.875%, 1/15/25(b)	U.S.$	7,678	7,071,215
6.00%, 1/15/27(b)		690	614,741
7.125%, 5/15/24(b)	EUR	1,158	1,395,561
Ziggo BV 5.50%, 1/15/27(b)	U.S.$	11,850	10,872,375

			243,912,680

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.5%
C&W Senior Financing DAC 6.875%, 9/15/27(b)	U.S.$	7,899	$7,565,030
7.50%, 10/15/26(b)		2,799	2,787,908
CenturyLink, Inc. Series T 5.80%, 3/15/22		766	765,488
DKT Finance ApS 7.00%, 6/17/23(b)	EUR	6,752	8,211,667
Embarq Corp. 7.995%, 6/01/36	U.S.$	9,663	9,205,795
Frontier Communications Corp. 6.875%, 1/15/25		2,244	1,267,921
7.125%, 1/15/23		4,344	2,894,233
7.625%, 4/15/24		4,034	2,425,455
7.875%, 1/15/27		4,058	2,221,824
8.75%, 4/15/22		5,502	4,275,868
11.00%, 9/15/25		232	170,319
Hughes Satellite Systems Corp. 6.625%, 8/01/26		766	729,411
7.625%, 6/15/21		4,508	4,790,467
Intelsat Jackson Holdings SA 5.50%, 8/01/23		9,915	8,901,350
8.00%, 2/15/24(b)		1,212	1,269,804
9.50%, 9/30/22(b)		2,861	3,320,291
9.75%, 7/15/25(b)		9,337	9,777,081
Level 3 Financing, Inc. 5.25%, 3/15/26		6,385	6,130,883
5.375%, 8/15/22-1/15/24		5,601	5,560,013
6.125%, 1/15/21		2,690	2,698,003
Level 3 Parent LLC 5.75%, 12/01/22		1,140	1,138,832
Qwest Corp. 6.75%, 12/01/21		1,000	1,048,139
Sable International Finance Ltd. 6.875%, 8/01/22(b)		2,219	2,321,644
Sprint Capital Corp. 6.875%, 11/15/28		8,886	8,734,200
8.75%, 3/15/32		3,809	4,162,593
T-Mobile USA, Inc. 4.75%, 2/01/28		805	744,625
6.00%, 3/01/23		3,547	3,642,283
Telecom Italia Capital SA 7.20%, 7/18/36		7,680	7,476,833
7.721%, 6/04/38		5,160	5,226,523

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telecom Italia SpA/Milano 5.303%, 5/30/24(b)	U.S.$	5,639	$5,313,906
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		7,539	7,241,813
Wind Tre SpA 5.00%, 1/20/26(b)		12,942	11,032,188
Windstream Services LLC/Windstream Finance Corp. 9.00%, 6/30/25(b)		8,776	6,367,313
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		305	311,650
6.375%, 5/15/25		5,020	5,135,580

			154,866,933

Consumer Cyclical - Automotive – 1.7%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		10,834	9,031,775
American Axle & Manufacturing, Inc. 6.25%, 4/01/25(a)		6,757	6,471,314
BCD Acquisition, Inc. 9.625%, 9/15/23(b)		15,172	16,016,656
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(b)		4,438	4,191,252
Dana Financing Luxembourg SARL 5.75%, 4/15/25(b)		1,290	1,235,959
6.50%, 6/01/26(b)		4,658	4,594,977
Exide Technologies 7.00%, 4/30/25(c)(h)(j)(l)		21,226	13,372,166
11.00%, 4/30/22(c)(h)(j)		27,044	23,798,538
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	693,813
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(h)		5,807	5,633,386
Meritor, Inc. 6.25%, 2/15/24		3,393	3,340,184
Navistar International Corp. 6.625%, 11/01/25(b)		3,369	3,435,457
Tenneco, Inc. 5.00%, 7/15/26		9,871	8,192,802
Titan International, Inc. 6.50%, 11/30/23		8,092	7,596,559

			107,604,838

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.4%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26	U.S.$	10,194	$9,332,842
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(b)		9,700	10,448,966
VOC Escrow Ltd. 5.00%, 2/15/28(b)		7,795	7,326,380

			27,108,188

Consumer Cyclical - Other – 2.7%
Beazer Homes USA, Inc. 5.875%, 10/15/27		6,972	5,630,050
6.75%, 3/15/25		7,010	6,169,522
Caesars Entertainment Corp. 5.00%, 10/01/24(c)(l)		333	473,925
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(b)	EUR	1,276	445,839
Diamond Resorts International, Inc. 7.75%, 9/01/23(b)	U.S.$	3,118	3,191,398
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(b)		9,456	9,371,009
International Game Technology PLC 6.25%, 1/15/27(b)		1,478	1,455,363
6.50%, 2/15/25(b)		3,625	3,668,750
James Hardie International Finance DAC 4.75%, 1/15/25(b)		2,497	2,325,531
5.00%, 1/15/28(b)		2,181	1,998,010
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	10,402,102
10.00%, 7/15/22(b)		2,858	2,752,111
10.50%, 7/15/24(b)		2,857	2,615,143
KB Home 7.00%, 12/15/21		6,936	7,226,133
7.50%, 9/15/22		2,741	2,891,415
Lennar Corp. 4.50%, 6/15/19		1,690	1,692,914
6.625%, 5/01/20		5,393	5,570,872
LHMC Finco SARL 6.25%, 12/20/23(b)	EUR	1,632	1,911,270
7.875%, 12/20/23(b)	U.S.$	800	808,210
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(b)		7,912	7,975,874
MDC Holdings, Inc. 5.50%, 1/15/24		4,397	4,300,064
6.00%, 1/15/43		14,826	11,867,190

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritage Homes Corp. 7.15%, 4/15/20	U.S.$	2,500	$2,572,112
MGM Resorts International 5.75%, 6/15/25		805	784,881
PulteGroup, Inc. 5.00%, 1/15/27		1,470	1,363,837
5.50%, 3/01/26		766	750,702
6.00%, 2/15/35		932	846,725
6.375%, 5/15/33		2,695	2,517,769
7.875%, 6/15/32		10,968	11,579,521
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)		6,743	6,374,798
6.125%, 4/01/25(b)		4,677	4,362,350
Standard Industries, Inc./NJ 4.75%, 1/15/28(b)		805	719,582
6.00%, 10/15/25(b)		5,285	5,199,119
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(b)		6,721	6,821,815
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(b)		8,781	8,311,410
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(b)		4,950	4,875,750
Toll Brothers Finance Corp. 4.875%, 3/15/27		8,180	7,548,725
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(b)		805	728,786
5.50%, 3/01/25(b)		4,515	4,293,350

			164,393,927

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(b)		6,563	6,549,447
8.75%, 10/01/25(b)		766	786,677
IRB Holding Corp. 6.75%, 2/15/26(b)		3,291	3,151,416

			10,487,540

Consumer Cyclical - Retailers – 0.7%
FirstCash, Inc. 5.375%, 6/01/24(b)		9,868	9,758,820
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	447,912
7.40%, 4/01/37		3,636	1,444,379

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

L Brands, Inc. 5.25%, 2/01/28	U.S.$	1,679	$1,433,253
6.875%, 11/01/35		7,425	6,311,421
6.95%, 3/01/33		2,698	2,131,247
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(b)		14,081	8,452,148
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(b)(h)		19	11,285
PetSmart, Inc. 7.125%, 3/15/23(b)		8,569	5,995,567
Sonic Automotive, Inc. 5.00%, 5/15/23		3,494	3,246,981
6.125%, 3/15/27		5,939	5,406,860

			44,639,873

Consumer Non-Cyclical – 3.1%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(b)		3,643	3,278,955
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		4,635	4,104,793
6.625%, 6/15/24(a)		10,544	9,985,495
Avantor, Inc. 9.00%, 10/01/25(b)		2,000	2,019,088
Aveta, Inc. 10.50%, 3/01/21(c)(f)(g)(j)		94,592	1
Bausch Health Cos., Inc. 5.50%, 3/01/23(b)		2,232	2,114,072
5.625%, 12/01/21(b)		8,495	8,367,575
5.875%, 5/15/23(b)		7,895	7,539,725
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(b)	EUR	2,223	2,633,436
4.875%, 1/15/26(b)	U.S.$	3,111	2,920,856
Charles River Laboratories International, Inc. 5.50%, 4/01/26(b)		1,668	1,664,152
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		7,312	6,724,049
8.125%, 6/30/24(b)		4,164	3,265,646
DaVita, Inc. 5.00%, 5/01/25		8,665	8,192,723
Diamond BC BV 5.625%, 8/15/25(a)(b)	EUR	2,527	2,698,872
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(b)(h)	U.S.$	1,276	1,284,159

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(b)	U.S.$	5,448	$4,698,900
Endo Finance LLC 5.75%, 1/15/22(b)		8,655	7,858,965
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(b)		778	664,447
Envision Healthcare Corp. 8.75%, 10/15/26(b)		986	956,521
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(b)		5,476	5,245,400
HCA, Inc. 4.25%, 10/15/19		3,274	3,291,002
4.50%, 2/15/27		1,002	972,245
5.00%, 3/15/24		1,500	1,519,498
5.25%, 6/15/26		1,744	1,777,336
5.875%, 3/15/22-2/15/26		3,730	3,867,622
Mallinckrodt International Finance SA 4.75%, 4/15/23		5,996	4,922,518
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)		7,416	5,969,784
5.625%, 10/15/23(b)		5,736	4,929,553
5.75%, 8/01/22(b)		724	648,110
MEDNAX, Inc. 5.25%, 12/01/23(b)		3,068	3,066,067
MPH Acquisition Holdings LLC 7.125%, 6/01/24(b)		4,419	4,496,629
Post Holdings, Inc. 5.00%, 8/15/26(b)		7,041	6,489,915
5.50%, 3/01/25(b)		6,937	6,712,935
5.625%, 1/15/28(b)		6,030	5,669,104
5.75%, 3/01/27(b)		690	658,950
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(b)		766	811,194
Spectrum Brands, Inc. 4.00%, 10/01/26(b)	EUR	3,459	3,940,755
5.75%, 7/15/25	U.S.$	3,426	3,330,439
6.625%, 11/15/22		2,624	2,684,231
Sunshine Mid BV 6.50%, 5/15/26(a)(b)	EUR	5,784	6,322,550
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(b)		3,869	4,668,828
Tenet Healthcare Corp. 6.75%, 6/15/23	U.S.$	8,125	8,082,807
7.00%, 8/01/25(a)		766	751,986

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.125%, 4/01/22	U.S.$	4,631	$4,827,114
Vizient, Inc. 10.375%, 3/01/24(b)		5,443	5,932,244
Voyage Care BondCo PLC 5.875%, 5/01/23(b)	GBP	7,223	8,494,822

			191,056,068

Energy – 8.2%
AI Candelaria Spain SLU 7.50%, 12/15/28(b)	U.S.$	6,658	6,550,140
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		8,153	7,275,917
Antero Resources Corp. 5.125%, 12/01/22		5,713	5,683,167
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(d)(f)(g)		16,461	– 0	–
Bristow Group, Inc. 8.75%, 3/01/23(b)		1,829	1,738,812
Bruin E&P Partners LLC 8.875%, 8/01/23(b)		6,914	6,817,356
California Resources Corp. 5.50%, 9/15/21		1,846	1,640,832
8.00%, 12/15/22(b)		25,429	22,634,734
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(a)		4,412	4,335,055
7.50%, 9/15/20		300	300,080
8.25%, 7/15/25		2,253	2,349,787
Chesapeake Energy Corp. 4.875%, 4/15/22		7,886	7,503,474
5.75%, 3/15/23		3,110	2,958,440
6.125%, 2/15/21		3,239	3,271,390
8.00%, 1/15/25-6/15/27		3,773	3,818,474
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(b)		4,192	4,118,640
Denbury Resources, Inc. 7.50%, 2/15/24(b)		5,266	5,160,390
9.25%, 3/31/22(b)		3,058	3,187,237
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	5,898,424
5.70%, 10/15/39		3,966	2,942,736
7.875%, 8/15/25(a)		11,444	11,278,382
Energy Transfer LP 4.25%, 3/15/23		16,300	16,153,496
Ensco PLC 4.50%, 10/01/24		1,712	1,392,890
5.20%, 3/15/25(a)		8,468	6,980,096

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.75%, 2/01/26	U.S.$	2,522	$2,348,761
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		9,422	6,607,856
8.00%, 2/15/25(b)		11,732	7,882,050
9.375%, 5/01/24(b)		7,182	5,457,042
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		8,220	7,459,617
6.50%, 10/01/25		761	704,977
6.75%, 8/01/22		10,224	10,303,502
Gulfport Energy Corp. 6.00%, 10/15/24		5,738	5,386,817
6.375%, 5/15/25-1/15/26		17,283	16,216,642
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(b)		11,511	11,527,092
HighPoint Operating Corp. 7.00%, 10/15/22		3,857	3,792,862
8.75%, 6/15/25		4,591	4,711,183
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(b)		4,435	4,199,697
5.75%, 10/01/25(b)		11,693	11,375,862
Indigo Natural Resources LLC 6.875%, 2/15/26(b)		7,910	7,475,179
Murphy Oil USA, Inc. 5.625%, 5/01/27		503	492,689
6.00%, 8/15/23		3,166	3,231,188
Nabors Industries, Inc. 4.625%, 9/15/21		8,503	8,205,395
5.50%, 1/15/23		12,070	11,354,804
5.75%, 2/01/25		2,307	2,126,369
Nine Energy Service, Inc. 8.75%, 11/01/23(b)		3,186	3,230,537
Noble Holding International Ltd. 5.25%, 3/15/42		1,180	810,969
6.20%, 8/01/40		1,090	793,626
7.75%, 1/15/24		12,331	11,526,526
7.95%, 4/01/25		2,289	2,077,277
Parkland Fuel Corp. 6.00%, 4/01/26(b)		7,946	7,785,348
PDC Energy, Inc. 5.75%, 5/15/26		8,694	7,977,658
6.125%, 9/15/24		7,676	7,331,586
Precision Drilling Corp. 7.125%, 1/15/26(b)		5,820	5,781,995

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QEP Resources, Inc. 5.25%, 5/01/23	U.S.$	6,966	$6,671,373
5.375%, 10/01/22		1,061	1,040,220
5.625%, 3/01/26(a)		1,644	1,546,838
Range Resources Corp. 4.875%, 5/15/25(a)		9,609	8,913,770
5.00%, 3/15/23		3,358	3,248,734
5.875%, 7/01/22		729	734,400
Rowan Cos., Inc. 5.40%, 12/01/42		3,688	2,611,344
7.375%, 6/15/25		6,380	6,076,950
Sanchez Energy Corp. 6.125%, 1/15/23		21,688	8,073,445
7.25%, 2/15/23(b)		5,609	5,136,402
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(d)(f)(g)		1,970	– 0	–
8.125%, 10/15/22(c)(d)(f)(g)		15,534	– 0	–
SemGroup Corp. 6.375%, 3/15/25		4,402	4,254,608
7.25%, 3/15/26		3,996	3,877,183
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		3,214	3,038,522
SM Energy Co. 5.00%, 1/15/24		6,680	6,362,700
5.625%, 6/01/25(a)		7,293	7,015,990
6.625%, 1/15/27		3,720	3,735,803
Southern Star Central Corp. 5.125%, 7/15/22(b)		6,100	6,027,508
SRC Energy, Inc. 6.25%, 12/01/25		5,952	5,540,562
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(b)		11,875	11,349,602
5.875%, 3/15/28(b)		7,491	6,980,548
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, 2/01/25		1,618	1,577,641
5.875%, 4/15/26(b)		7,100	7,138,375
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(b)		6,400	6,623,450
Transocean, Inc. 6.80%, 3/15/38		5,337	4,296,130
7.50%, 1/15/26(b)		5,808	5,698,839
9.00%, 7/15/23(b)		6,560	6,882,240
Vantage Drilling International 7.125%, 4/01/23(c)(d)(f)(g)		8,325	– 0	–
7.50%, 11/01/19(c)(d)(f)(g)		8,860	– 0	–

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.00%, 12/31/20(c)(d)	U.S.$	521	$505,370
10.00%, 12/31/20(c)(j)		431	422,380
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(b)		14,517	13,428,225
Weatherford International LLC 9.875%, 3/01/25(b)		3,384	2,655,076
Weatherford International Ltd. 5.875%, 7/01/21(l)		718	554,724
6.50%, 8/01/36		4,003	2,641,980
6.75%, 9/15/40		4,691	3,165,825
7.00%, 3/15/38		2,858	1,928,484
7.75%, 6/15/21		3,377	2,807,125
9.875%, 2/15/24		9,055	7,076,754
Whiting Petroleum Corp. 1.25%, 4/01/20(l)		2,925	2,804,598
5.75%, 3/15/21		2,091	2,108,389
6.25%, 4/01/23		3,545	3,556,996
6.625%, 1/15/26		9,490	9,485,056
WPX Energy, Inc. 5.75%, 6/01/26		4,035	4,024,077

			503,783,291

Other Industrial – 0.8%
Algeco Global Finance PLC 8.00%, 2/15/23(b)		8,071	8,165,923
American Tire Distributors, Inc. 10.25%, 3/01/22(b)(e)(f)		17,879	3,104,116
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	16,267,106
H&E Equipment Services, Inc. 5.625%, 9/01/25		3,225	3,064,118
KAR Auction Services, Inc. 5.125%, 6/01/25(b)		3,422	3,217,296
Laureate Education, Inc. 8.25%, 5/01/25(b)		13,472	14,432,864

			48,251,423

Services – 2.0%
ADT Security Corp. (The) 4.125%, 6/15/23		766	710,274
4.875%, 7/15/32(b)		10,000	7,888,730
Aptim Corp. 7.75%, 6/15/25(b)		8,303	6,957,175
APX Group, Inc. 7.875%, 12/01/22		15,836	15,922,971
8.75%, 12/01/20		4,609	4,515,986

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aramark Services, Inc. 5.00%, 2/01/28(b)	U.S.$	5,362	$5,085,610
5.125%, 1/15/24		1,484	1,476,032
Carlson Travel, Inc. 6.75%, 12/15/23(b)		3,434	3,431,675
Carriage Services, Inc. 6.625%, 6/01/26(b)		4,900	4,911,054
eDreams ODIGEO SA 5.50%, 9/01/23	EUR	3,335	3,788,520
Gartner, Inc. 5.125%, 4/01/25(b)	U.S.$	3,489	3,458,088
GEO Group, Inc. (The) 5.125%, 4/01/23		1,054	992,279
5.875%, 1/15/22-10/15/24		4,401	4,305,428
6.00%, 4/15/26		4,689	4,309,796
Monitronics International, Inc. 9.125%, 4/01/20(a)		6,914	5,167,517
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(b)		1,840	1,793,159
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(b)		16,791	17,723,723
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(b)		2,112	2,097,962
8.25%, 11/15/26(b)		1,979	1,923,790
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(b)		2,521	2,483,573
Sabre GLBL, Inc. 5.25%, 11/15/23(b)		3,595	3,564,029
5.375%, 4/15/23(b)		4,041	4,048,977
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		8,705	7,486,387
Verscend Escrow Corp. 9.75%, 8/15/26(b)		6,429	6,435,583

			120,478,318

Technology – 1.4%
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	10,997,977
Banff Merger Sub, Inc. 9.75%, 9/01/26(b)		15,381	14,898,944
Dell, Inc. 6.50%, 4/15/38		10,502	9,893,209
Goodman Networks, Inc. 8.00%, 5/11/22(c)		2,851	1,425,623

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(h)	U.S.$	3,945	$3,954,910
Infor US, Inc. 6.50%, 5/15/22		7,478	7,474,956
IQVIA, Inc. 3.25%, 3/15/25(b)	EUR	5,672	6,498,181
Rackspace Hosting, Inc. 8.625%, 11/15/24(b)	U.S.$	766	719,711
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(b)		10,160	11,015,462
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(b)		4,458	4,248,715
10.50%, 2/01/24(b)		10,191	8,762,385
West Corp. 8.50%, 10/15/25(b)		766	694,656
Western Digital Corp. 4.75%, 2/15/26		7,876	7,283,528

			87,868,257

Transportation - Services – 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		1,519	1,355,899
5.50%, 4/01/23(a)		5,511	5,360,313
Europcar Mobility Group 5.75%, 6/15/22(b)	EUR	3,802	4,403,529
Herc Rentals, Inc. 7.75%, 6/01/24(b)	U.S.$	8,837	9,322,973
Hertz Corp. (The) 5.50%, 10/15/24(a)(b)		21,106	16,296,428
Hertz Holdings Netherlands BV 5.50%, 3/30/23	EUR	8,232	9,339,359
Loxam SAS 3.50%, 4/15/22(b)		1,102	1,279,674
4.25%, 4/15/24(b)		540	639,154
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	1,532	1,453,222
5.875%, 9/15/26		954	933,572
6.50%, 12/15/26		3,113	3,149,475

			53,533,598

			2,126,918,709

Financial Institutions – 8.6%
Banking – 5.2%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(b)(n)	EUR	1,819	2,220,445

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	505	$505,646
8.00%, 11/01/31		10,698	12,841,198
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(b)(n)	EUR	12,000	13,525,417
6.75%, 2/18/20(b)(n)		1,800	2,091,947
8.875%, 4/14/21(b)(n)		11,400	14,380,973
Banco Santander SA 6.25%, 3/12/19-9/11/21(b)(n)		6,500	7,528,244
6.75%, 4/25/22(b)(n)		8,100	9,755,410
Bank of Ireland 7.375%, 6/18/20(b)(n)		7,475	9,017,477
Barclays Bank PLC 6.86%, 6/15/32(b)(n)	U.S.$	838	896,885
Barclays PLC 7.25%, 3/15/23(b)(n)	GBP	3,808	4,991,499
7.75%, 9/15/23(n)	U.S.$	2,341	2,334,710
8.00%, 12/15/20(n)	EUR	13,777	17,056,207
CIT Group, Inc. 6.125%, 3/09/28	U.S.$	4,060	4,215,311
Citigroup, Inc. 5.95%, 1/30/23(n)		14,778	14,752,257
Series M 6.30%, 5/15/24(n)		7,000	6,955,662
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(n)		6,685	6,618,337
Credit Suisse Group AG 6.25%, 12/18/24(b)(n)		7,786	7,584,086
7.50%, 12/11/23(b)(n)		26,323	26,888,997
Danske Bank A/S 6.125%, 3/28/24(b)(n)		642	574,670
Series E 5.875%, 4/06/22(b)(n)	EUR	10,021	11,481,120
Dresdner Funding Trust I 8.151%, 6/30/31(b)	U.S.$	816	1,014,494
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(n)		11,805	10,884,836
ING Groep NV 6.50%, 4/16/25(n)		1,847	1,756,903
6.875%, 4/16/22(b)(n)		1,142	1,153,302
Intesa Sanpaolo SpA 3.928%, 9/15/26(a)(b)	EUR	1,172	1,275,795
5.017%, 6/26/24(b)	U.S.$	3,198	2,835,315
5.71%, 1/15/26(b)		2,860	2,541,402

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 6.413%, 10/01/35(b)(n)	U.S.$	3,709	$3,717,379
6.657%, 5/21/37(b)(n)		1,801	1,826,554
7.625%, 6/27/23(b)(n)	GBP	9,370	12,725,280
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(b)(m)(n)	EUR	650	708,725
8.625%, 8/15/21(n)	U.S.$	21,538	22,675,874
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(m)(n)		6,400	5,989,568
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(b)(n)		2,600	2,515,791
SNS Bank NV Series E 11.25%, 12/31/49(c)(d)(f)(n)	EUR	1,001	12,324
Societe Generale SA 7.375%, 9/13/21(b)(n)	U.S.$	7,501	7,313,475
7.875%, 12/18/23(b)(n)		6,410	6,450,063
8.00%, 9/29/25(b)(n)		11,901	12,094,391
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(b)(m)(n)		3,500	2,880,885
7.50%, 4/02/22(b)(n)		8,455	8,563,993
7.75%, 4/02/23(b)(n)		1,988	2,009,017
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(n)		4,492	4,125,107
UBS Group Funding Switzerland AG 6.875%, 3/22/21(b)(n)		206	209,622
7.00%, 2/19/25(b)(n)		14,430	15,011,890
UniCredit SpA 9.25%, 6/03/22(b)(n)	EUR	11,605	14,080,941

			320,589,424

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(c)(d)(f)(i)	U.S.$	1,600	32,000
Series G 4.80%, 3/13/14(c)(d)(f)(i)		1,800	36,540
LPL Holdings, Inc. 5.75%, 9/15/25(b)		11,023	10,692,938

			10,761,478

Finance – 1.3%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(b)		8,576	8,748,455
Curo Group Holdings Corp. 8.25%, 9/01/25(b)		9,157	8,258,149

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enova International, Inc. 8.50%, 9/01/24-9/15/25(b)	U.S.$	11,472	$10,873,769
goeasy Ltd. 7.875%, 11/01/22(b)		3,593	3,718,475
ILFC E-Capital Trust II 5.03% (H15T 30 Year + 1.80%), 12/21/65(b)(m)		1,500	1,325,905
Lincoln Finance Ltd. 6.875%, 4/15/21(b)	EUR	6,507	7,624,844
Navient Corp. 5.50%, 1/25/23	U.S.$	7,073	6,938,754
5.875%, 3/25/21		1,779	1,800,465
6.50%, 6/15/22		4,183	4,263,096
6.625%, 7/26/21		4,403	4,534,989
7.25%, 1/25/22-9/25/23		3,275	3,409,000
8.00%, 3/25/20		8,274	8,638,627
SLM Corp. 5.125%, 4/05/22		3,828	3,805,840
Springleaf Finance Corp. 6.875%, 3/15/25		766	732,768
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(b)		6,227	5,853,031

			80,526,167

Insurance – 1.0%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(c)		22	29,641
ASR Nederland NV 4.625%, 10/19/27(a)(b)(n)	EUR	5,755	6,123,190
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	4,512	5,738,402
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	6,225	6,340,362
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		14,759	16,867,988
Polaris Intermediate Corp. 8.50%, 12/01/22(b)(h)		18,786	19,262,039
WellCare Health Plans, Inc. 5.375%, 8/15/26(b)		4,229	4,224,018

			58,585,640

Other Finance – 0.6%
Intrum AB 2.75%, 7/15/22(a)(b)	EUR	7,260	8,017,463
3.125%, 7/15/24(a)(b)		3,630	3,855,861
LHC3 PLC 4.125%, 8/15/24(b)(h)		1,336	1,502,405

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NVA Holdings, Inc./United States 6.875%, 4/01/26(b)	U.S.$	5,636	$5,586,217
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(b)		13,169	12,510,247
Travelport Corporate Finance PLC 6.00%, 3/15/26(b)		4,138	4,144,956

			35,617,149

REITS – 0.3%
Iron Mountain, Inc. 4.875%, 9/15/27(b)		1,899	1,693,665
5.25%, 3/15/28(b)		12,885	11,579,079
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		2,371	2,226,879
5.25%, 8/01/26		971	934,588
5.50%, 5/01/24		1,696	1,712,254

			18,146,465

			524,226,323

Utility – 1.2%
Electric – 1.0%
AES Corp./VA 4.875%, 5/15/23		826	817,944
Calpine Corp. 5.375%, 1/15/23		14,244	13,499,124
5.50%, 2/01/24		7,739	7,030,123
5.75%, 1/15/25		5,133	4,589,698
NRG Energy, Inc. 5.75%, 1/15/28		5,386	5,372,535
6.25%, 5/01/24		3,795	3,880,156
Talen Energy Supply LLC 4.60%, 12/15/21		13,011	12,182,537
6.50%, 6/01/25		5,646	4,224,778
10.50%, 1/15/26(b)		5,099	4,478,044
Texas Competitive/TCEH 11.50%, 10/01/20(c)(f)(g)(j)		2,679	– 0	–
Vistra Energy Corp. 7.375%, 11/01/22		4,548	4,726,168

			60,801,107

Natural Gas – 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		11,601	11,431,393

			72,232,500

Total Corporates – Non-Investment Grade (cost $2,863,579,224)			2,723,377,532

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.2%
Risk Share Floating Rate – 8.2%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.516% (LIBOR 1 Month + 4.30%), 7/25/25(j)(m)	U.S.$	1,916	$1,929,105
Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(b)(m)		11,207	11,253,384
Series 2018-3A, Class M2 5.03% (LIBOR 1 Month + 2.75%), 10/25/27(b)(m)		5,635	5,649,053
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.431% (LIBOR 1 Month + 7.15%), 7/25/23(m)		8,995	10,683,021
Series 2013-DN2, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/23(m)		6,516	7,202,644
Series 2014-DN1, Class M3 6.781% (LIBOR 1 Month + 4.50%), 2/25/24(m)		13,021	14,945,699
Series 2014-DN2, Class M3 5.881% (LIBOR 1 Month + 3.60%), 4/25/24(m)		5,376	5,924,556
Series 2014-DN3, Class M3 6.281% (LIBOR 1 Month + 4.00%), 8/25/24(m)		8,140	8,841,705
Series 2014-DN4, Class M3 6.831% (LIBOR 1 Month + 4.55%), 10/25/24(m)		1,439	1,589,681
Series 2014-HQ2, Class M3 6.031% (LIBOR 1 Month + 3.75%), 9/25/24(m)		2,565	2,936,993
Series 2014-HQ3, Class M3 7.031% (LIBOR 1 Month + 4.75%), 10/25/24(m)		8,084	8,921,002
Series 2015-DN1, Class B 13.781% (LIBOR 1 Month + 11.50%), 1/25/25(m)		16,918	24,079,408
Series 2015-DNA2, Class B 9.831% (LIBOR 1 Month + 7.55%), 12/25/27(m)		16,171	19,944,451
Series 2015-DNA3, Class B 11.631% (LIBOR 1 Month + 9.35%), 4/25/28(m)		7,553	9,803,768

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class M3 6.087% (LIBOR 1 Month + 3.80%), 3/25/25(m)	U.S.$	3,380	$3,580,894
Series 2015-HQ2, Class B 10.237% (LIBOR 1 Month + 7.95%), 5/25/25(m)		293	361,139
Series 2015-HQA1, Class B 11.081% (LIBOR 1 Month + 8.80%), 3/25/28(m)		9,130	11,272,835
Series 2015-HQA1, Class M3 6.981% (LIBOR 1 Month + 4.70%), 3/25/28(m)		8,335	9,482,032
Series 2015-HQA2, Class B 12.781% (LIBOR 1 Month + 10.50%), 5/25/28(m)		6,985	9,407,604
Series 2016-DNA1, Class M3 7.837% (LIBOR 1 Month + 5.55%), 7/25/28(m)		4,225	5,078,603
Series 2016-DNA2, Class B 12.781% (LIBOR 1 Month + 10.50%), 10/25/28(m)		5,057	6,907,966
Series 2016-DNA2, Class M3 6.931% (LIBOR 1 Month + 4.65%), 10/25/28(m)		3,862	4,428,695
Series 2016-DNA3, Class B 13.531% (LIBOR 1 Month + 11.25%), 12/25/28(m)		3,863	5,406,547
Series 2016-DNA4, Class B 10.881% (LIBOR 1 Month + 8.60%), 3/25/29(m)		1,835	2,204,096
Series 2016-HQA1, Class B 15.031% (LIBOR 1 Month + 12.75%), 9/25/28(m)		2,997	4,289,550
Series 2016-HQA1, Class M3 8.631% (LIBOR 1 Month + 6.35%), 9/25/28(m)		11,066	13,495,541
Series 2016-HQA2, Class B 13.781% (LIBOR 1 Month + 11.50%), 11/25/28(m)		2,954	3,968,209
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 6.581% (LIBOR 1 Month + 4.30%), 2/25/25(m)		14,882	16,328,203
Series 2015-C01, Class 2M2 6.831% (LIBOR 1 Month + 4.55%), 2/25/25(m)		3,586	3,866,430

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(m)	U.S.$	3,974	$4,355,824
Series 2015-C02, Class 2M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(m)		13,029	14,046,509
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(m)		14,935	16,798,337
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(m)		10,646	11,826,425
Series 2015-C04, Class 1M2 7.981% (LIBOR 1 Month + 5.70%), 4/25/28(m)		10,906	12,603,536
Series 2015-C04, Class 2M2 7.831% (LIBOR 1 Month + 5.55%), 4/25/28(m)		5,522	6,230,711
Series 2016-C01, Class 1B 14.031% (LIBOR 1 Month + 11.75%), 8/25/28(m)		4,054	5,795,345
Series 2016-C01, Class 1M2 9.031% (LIBOR 1 Month + 6.75%), 8/25/28(m)		11,933	14,312,745
Series 2016-C01, Class 2M2 9.231% (LIBOR 1 Month + 6.95%), 8/25/28(m)		3,716	4,366,426
Series 2016-C02, Class 1B 14.531% (LIBOR 1 Month + 12.25%), 9/25/28(m)		2,893	4,234,816
Series 2016-C02, Class 1M2 8.281% (LIBOR 1 Month + 6.00%), 9/25/28(m)		22,977	26,839,367
Series 2016-C03, Class 1B 14.031% (LIBOR 1 Month + 11.75%), 10/25/28(m)		7,141	10,125,451
Series 2016-C03, Class 2M2 8.181% (LIBOR 1 Month + 5.90%), 10/25/28(m)		22,833	26,204,429
Series 2016-C04, Class 1B 12.531% (LIBOR 1 Month + 10.25%), 1/25/29(m)		10,772	14,215,866
Series 2016-C05, Class 2B 12.97% (LIBOR 1 Month + 10.75%), 1/25/29(m)		11,294	14,918,967
Series 2016-C05, Class 2M2 6.731% (LIBOR 1 Month + 4.45%), 1/25/29(m)		15,479	17,190,873

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C06, Class 1B 11.531% (LIBOR 1 Month + 9.25%), 4/25/29(m)	U.S.$	8,523	$10,641,074
Series 2016-C07, Class 2B 11.781% (LIBOR 1 Month + 9.50%), 5/25/29(m)		10,049	12,496,930
Series 2016-C07, Class 2M2 6.631% (LIBOR 1 Month + 4.35%), 5/25/29(m)		4,949	5,517,620
Series 2018-C01, Class 1B1 5.831% (LIBOR 1 Month + 3.55%), 7/25/30(m)		5,759	5,838,701
Series 2018-R07, Class 1B1 6.63% (LIBOR 1 Month + 4.35%), 4/25/31(b)(m)		2,685	2,685,245
Home Re Ltd. Series 2018-1, Class M2 5.23% (LIBOR 1 Month + 3.00%), 10/25/28(b)(m)		6,040	6,040,844
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.781% (LIBOR 1 Month + 5.50%), 10/25/25(b)(m)		7,751	8,768,221
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531% (LIBOR 1 Month + 5.25%), 11/25/25(j)(m)		5,524	6,216,130
Series 2015-WF1, Class 2M2 7.781% (LIBOR 1 Month + 5.50%), 11/25/25(j)(m)		3,302	3,824,711

			499,877,917

Non-Agency Fixed Rate – 0.9%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		3,278	2,733,500
Series 2006-24CB, Class A16 5.75%, 8/01/36		627	522,627
Series 2006-26CB, Class A6 6.25%, 9/25/36		272	216,606
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,029	818,531
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,289	1,062,225
Series 2006-HY12, Class A5 3.855%, 8/25/36		5,677	5,821,156
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,474	1,322,516

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-J5, Class 1A1 6.50%, 9/25/36	U.S.$	1,162	$1,002,152
Series 2007-13, Class A2 6.00%, 6/25/47		4,571	3,825,130
Series 2007-15CB, Class A19 5.75%, 7/25/37		629	548,053
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		751	728,158
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.95%, 5/25/47		928	833,680
Series 2007-4, Class 22A1 3.917%, 6/25/47		3,469	3,182,766
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(b)		4,623	3,643,170
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		648	397,942
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.862%, 3/25/37		737	720,845
Series 2010-3, Class 2A2 6.00%, 8/25/37(b)		2,077	1,664,640
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,213	1,168,958
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.099%, 9/25/47		975	912,083
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(b)		658	519,740
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,410	1,161,498
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 4.033%, 6/25/36		865	792,433
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,164	941,640
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.089%, 10/25/36		6,232	3,570,787

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(b)	U.S.$	5,506	$4,497,197
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.747%, 9/25/35		2,629	2,311,564
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,993	1,887,696
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		773	643,940
Series 2007-A1, Class A8 6.00%, 3/25/37		1,070	683,825
Series 2007-A5, Class 2A3 6.00%, 5/25/37		343	294,153
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.771%, 10/25/36		2,010	946,592
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.683%, 12/28/37		4,248	4,158,745

			53,534,548

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 2.881% (LIBOR 1 Month + 0.60%), 4/25/37(m)		2,812	1,271,622
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 2.881% (LIBOR 1 Month + 0.60%), 8/25/37(m)		578	406,609
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.531% (LIBOR 1 Month + 0.25%), 4/25/37(m)		1,440	756,466
Lehman Mortgage Trust Series 2007-1, Class 3A1 2.531% (LIBOR 1 Month + 0.25%), 2/25/37(m)		2,864	605,320
Series 2007-1, Class 3A2 4.969% (7.25%-LIBOR 1 Month), 2/25/37(m)(o)		2,885	638,309

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-16N, Class 2A2 3.137% (LIBOR 1 Month + 0.85%), 9/25/47(m)	U.S.$	830	$801,369
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 2.441% (LIBOR 1 Month + 0.16%), 2/25/37(m)		934	789,166
Series 2007-2, Class 1A3 2.611% (LIBOR 1 Month + 0.33%), 5/25/37(m)		933	890,342
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 3.446% (12MTA + 1.50%), 8/25/47(m)		2,195	2,078,087

			8,237,290

Total Collateralized Mortgage Obligations (cost $493,618,791)			561,649,755

CORPORATES – INVESTMENT GRADE – 8.4%
Financial Institutions – 5.0%
Banking – 2.4%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(b)		1,122	1,191,875
Bank of America Corp. Series AA 6.10%, 3/17/25(n)		7,966	8,155,591
Series B 8.05%, 6/15/27		11,735	14,310,093
Series X 6.25%, 9/05/24(n)		521	536,486
Series Z 6.50%, 10/23/24(n)		4,009	4,239,213
BNP Paribas SA 6.75%, 3/14/22(b)(n)		418	423,351
7.625%, 3/30/21(b)(n)		7,812	8,120,238
BPCE SA 5.70%, 10/22/23(b)		241	249,798
Credit Agricole SA 6.50%, 6/23/21(b)(n)	EUR	4,525	5,529,653
7.589%, 1/30/20(b)(n)	GBP	4,950	6,685,640
8.125%, 12/23/25(b)(n)	U.S.$	13,944	14,985,244
DNB Bank ASA 6.50%, 3/26/22(b)(n)		11,090	11,091,719

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 6.00%, 9/29/23(b)(n)	EUR	17,684	$21,879,352
Series E 4.75%, 7/04/29(b)(n)		3,111	3,316,165
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(b)	U.S.$	5,980	6,014,893
Intesa Sanpaolo SpA 2.75%, 3/20/20(b)	EUR	3,602	4,168,859
4.00%, 5/20/19(b)		3,510	4,052,656
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)	U.S.$	2,638	2,645,381
Nationwide Building Society 4.302%, 3/08/29(b)		10,440	9,831,630
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(n)		3,888	3,777,783
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,021,876
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,119	7,581,563
Zions Bancorp NA 5.65%, 11/15/23		2,289	2,286,487

			147,095,546

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,322,641
8.25%, 12/15/20		5,011	5,435,748

			7,758,389

Insurance – 2.2%
Aegon NV 5.50%, 4/11/48		5,138	4,874,945
Allstate Corp. (The) 6.50%, 5/15/57		10,811	11,781,958
American International Group, Inc. 6.82%, 11/15/37		1,938	2,265,487
8.175%, 5/15/58		7,301	8,985,304
Series A-9 5.75%, 4/01/48		4,254	4,037,642
Aon Corp. 8.205%, 1/01/27		2,495	2,980,377
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(b)	EUR	10,305	12,138,252
Aviva PLC 3.875%, 7/03/44(b)		10,930	12,832,806

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27	EUR	9,800	$12,900,229
CNP Assurances 4.50%, 6/10/47(b)		10,500	12,716,759
MetLife Capital Trust IV 7.875%, 12/15/37(b)	U.S.$	1,765	2,135,101
MetLife, Inc. 6.40%, 12/15/36		9,700	10,076,079
10.75%, 8/01/39		3,495	5,318,010
Nationwide Mutual Insurance Co. 4.624% (LIBOR 3 Month + 2.29%), 12/15/24(b)(m)		5,000	5,000,190
9.375%, 8/15/39(b)		4,546	6,856,254
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,223,691
SCOR SE 3.00%, 6/08/46(b)	EUR	200	228,319
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,836	3,749,308

			132,100,711

REITS – 0.3%
EPR Properties 5.75%, 8/15/22		3,445	3,588,588
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		4,880	4,849,983
5.75%, 6/01/28		431	436,284
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	4,765,374
Spirit Realty LP 4.45%, 9/15/26		1,180	1,121,021
Weyerhaeuser Co. 8.50%, 1/15/25		1,000	1,211,388

			15,972,638

			302,927,284

Industrial – 3.0%
Basic – 0.5%
Anglo American Capital PLC 3.625%, 9/11/24(b)		780	738,800
4.75%, 4/10/27(b)		4,031	3,887,101
4.875%, 5/14/25(b)		1,287	1,269,115
ArcelorMittal 7.00%, 10/15/39-3/01/41		9,850	10,767,910
Braskem Finance Ltd. 6.45%, 2/03/24		4,037	4,230,776

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fresnillo PLC 5.50%, 11/13/23(b)	U.S.$	3,774	$3,887,220
Glencore Finance Canada Ltd. 6.00%, 11/15/41(b)		1,464	1,456,616
Glencore Funding LLC 4.625%, 4/29/24(b)		1,733	1,732,312
WestRock MWV LLC 8.20%, 1/15/30		2,940	3,755,009

			31,724,859

Capital Goods – 0.3%
General Electric Co. Series D 5.00%, 1/21/21(a)(n)		12,108	11,231,793
Lafarge SA 7.125%, 7/15/36		2,640	3,113,885
Masco Corp. 5.95%, 3/15/22		2,124	2,257,149

			16,602,827

Communications - Media – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		6,755	6,789,430
5.375%, 5/01/47		2,993	2,695,750
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,029,688
Cox Communications, Inc. 4.50%, 6/30/43(b)		882	730,043
4.70%, 12/15/42(b)		1,692	1,440,493

			14,685,404

Communications - Telecommunications – 0.3%
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(f)		3,547	– 0	–
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)		9,260	9,254,287
5.152%, 3/20/28(b)		9,160	9,177,129

			18,431,416

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 5.20%, 4/01/45		2,490	2,151,029
5.40%, 4/01/48(a)		8,747	7,713,253
6.25%, 10/02/43		852	813,881
6.75%, 4/01/46		7,041	7,132,378

			17,810,541

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.0%
Owens Corning 7.00%, 12/01/36	U.S.$	2,579	$2,858,262

Consumer Non-Cyclical – 0.2%
CVS Health Corp. 4.78%, 3/25/38		14,840	14,275,783

Energy – 0.6%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,040,298
Cenovus Energy, Inc. 3.00%, 8/15/22		495	473,536
3.80%, 9/15/23		280	273,571
4.45%, 9/15/42		4,289	3,534,338
6.75%, 11/15/39		373	398,948
Ecopetrol SA 5.875%, 5/28/45		6,355	6,021,362
Energy Transfer Operating LP 7.60%, 2/01/24		3,200	3,570,320
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,315,736
5.00%, 10/01/22		971	999,962
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,083,370
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		2,969	3,660,317
7.80%, 8/01/31		2,662	3,230,888
TransCanada PipeLines Ltd. 4.524% (LIBOR 3 Month + 2.21%), 5/15/67(m)		2,500	2,263,400

			33,866,046

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		4,150	4,184,752

Technology – 0.5%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)		7,586	7,871,484
8.35%, 7/15/46(b)		2,793	3,239,724
Micron Technology, Inc. 5.50%, 2/01/25		1,367	1,389,233
Seagate HDD Cayman 4.75%, 1/01/25		9,684	8,859,252
4.875%, 6/01/27		9,443	8,360,124

			29,719,817

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
America West Airlines Pass Through Trust Series 1999-1G, Class G 7.93%, 1/02/19	U.S.$	223	$223,495
Northwest Airlines Pass Through Trust Series 2000-1, Class G 7.15%, 10/01/19(d)		146	146,570

			370,065

			184,529,772

Utility – 0.4%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(b)		14,103	13,926,712
DPL, Inc. 6.75%, 10/01/19		634	648,611
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)		1,277	1,308,287
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		5,373	5,426,730
Southern California Edison Co. Series E 6.25%, 2/01/22(n)		3,300	3,422,410

			24,732,750

Total Corporates – Investment Grade (cost $510,322,232)			512,189,806

GOVERNMENTS – TREASURIES – 8.0%
Colombia – 0.1%
Colombian TES Series B 7.00%, 5/04/22	COP	11,183,200	3,585,481
10.00%, 7/24/24		7,000,000	2,525,404

			6,110,885

Malaysia – 0.3%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	77,463	18,824,074

Mexico – 1.0%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	1,323,911	60,299,027

Russia – 0.5%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	254,534	3,805,621

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 6217 7.50%, 8/18/21	RUB	1,919,448	$28,718,692

			32,524,313

United States – 5.9%
U.S. Treasury Bonds 6.125%, 11/15/27(p)(q)	U.S.$	138,500	170,766,179
6.125%, 8/15/29		50,000	63,359,375
6.25%, 5/15/30(q)		53,350	69,063,240
8.00%, 11/15/21(a)(q)		35,000	40,129,687
8.75%, 8/15/20(a)		17,860	19,671,115

			362,989,596

Uruguay – 0.2%
Uruguay Government International Bond 8.50%, 3/15/28(b)	UYU	176,233	4,524,647
9.875%, 6/20/22(b)		138,362	4,144,808

			8,669,455

Total Governments – Treasuries (cost $517,656,565)			489,417,350

EMERGING MARKETS – SOVEREIGNS – 6.0%
Angola – 0.3%
Angolan Government International Bond 9.50%, 11/12/25(b)	U.S.$	13,948	15,360,235
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(b)		1,072	1,077,360

			16,437,595

Argentina – 0.3%
Argentine Republic Government International Bond 6.875%, 1/26/27		10,920	9,118,200
7.82%, 12/31/33	EUR	10,902	11,156,602

			20,274,802

Bahrain – 0.2%
Bahrain Government International Bond 6.75%, 9/20/29(b)	U.S.$	8,215	7,845,325
7.00%, 10/12/28(b)		7,504	7,316,400

			15,161,725

Brazil – 0.2%
Brazilian Government International Bond 4.625%, 1/13/28		15,353	14,431,820

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(b)		7,229	7,500,088

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(b)	U.S.$	6,434	$6,386,047
7.00%, 4/04/44(b)		3,854	3,165,098

			9,551,145

Dominican Republic – 0.6%
Dominican Republic International Bond 5.95%, 1/25/27(b)		9,637	9,576,769
6.85%, 1/27/45(b)		9,000	8,797,500
6.875%, 1/29/26(b)		652	684,600
7.45%, 4/30/44(b)		5,621	5,851,461
8.625%, 4/20/27(b)		12,151	13,669,875

			38,580,205

Ecuador – 0.2%
Ecuador Government International Bond 10.50%, 3/24/20(b)		9,204	9,435,922
10.75%, 3/28/22(b)		1,393	1,438,273

			10,874,195

Egypt – 0.4%
Egypt Government International Bond 6.125%, 1/31/22(b)		22,826	22,540,675

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(b)		2,045	1,825,163
7.375%, 12/01/19(b)		1,495	1,492,346
7.625%, 9/21/34(b)		872	874,180
7.65%, 6/15/35(b)		263	240,645
7.75%, 1/24/23(b)		3,494	3,516,711
8.625%, 2/28/29(b)		759	770,996

			8,720,041

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(b)		14,182	12,905,254
6.95%, 6/16/25(b)		5,600	5,138,000

			18,043,254

Ghana – 0.2%
Ghana Government International Bond 7.625%, 5/16/29(b)		12,468	11,875,770

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(b)		11,553	11,350,823
7.50%, 3/15/24(b)		4,025	4,246,375

			15,597,198

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(b)	U.S.$	533	$489,028
6.752%, 3/09/23(b)		3,362	3,273,747

			3,762,775

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(b)	EUR	588	654,343
5.75%, 12/31/32(b)	U.S.$	8,371	7,565,517
6.125%, 6/15/33(b)		4,086	3,534,390
6.375%, 3/03/28(b)		20,691	19,113,311
6.625%, 3/22/48(b)	EUR	1,429	1,442,539

			32,310,100

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25	U.S.$	2,302	2,612,770
7.875%, 7/28/45		7,519	8,712,641

			11,325,411

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(b)		4,536	4,167,450

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(b)		3,124	3,134,153
7.25%, 2/28/28(b)		4,786	4,510,805

			7,644,958

Lebanon – 0.1%
Lebanon Government International Bond Series E 5.15%, 11/12/18(b)		5,470	5,456,325

Mongolia – 0.3%
Mongolia Government International Bond 5.125%, 12/05/22(b)		14,564	13,762,980
10.875%, 4/06/21(b)		2,400	2,661,000

			16,423,980

Nigeria – 0.1%
Nigeria Government International Bond 6.375%, 7/12/23(b)		4,303	4,281,485
6.50%, 11/28/27(b)		2,246	2,060,705
7.875%, 2/16/32(b)		2,864	2,756,600

			9,098,790

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(b)	U.S.$	3,575	$3,074,500
8.75%, 5/13/21(b)		1,137	1,212,326

			4,286,826

Sri Lanka – 0.2%
Sri Lanka Government International Bond 6.00%, 1/14/19(b)		3,825	3,781,969
6.125%, 6/03/25(b)		2,800	2,439,500
6.20%, 5/11/27(b)		4,509	3,860,831

			10,082,300

Ukraine – 0.7%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/27(b)		42,888	40,730,733

Venezuela – 0.2%
Venezuela Government International Bond 7.65%, 4/21/25(b)(e)(f)		6,636	1,625,820
9.00%, 5/07/23(b)(e)(f)		538	134,500
9.25%, 9/15/27(e)(f)		34,020	8,505,000
9.25%, 5/07/28(b)(e)(f)		1,500	375,000

			10,640,320

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(b)		7,993	5,445,231

Total Emerging Markets – Sovereigns (cost $401,973,092)			370,963,712

EMERGING MARKETS – TREASURIES – 4.9%
Argentina – 1.0%
Argentina POM Politica Monetaria Series POM 68.59% (ARLLMONP), 6/21/20(m)	ARS	866,700	27,351,414
Argentine Bonos del Tesoro 15.50%, 10/17/26		133,597	3,084,900
16.00%, 10/17/23		435,984	10,732,943
18.20%, 10/03/21		785,174	17,952,795

			59,122,052

Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	478,193	132,954,040

Dominican Republic – 0.3%
Dominican Republic International Bond 12.00%, 1/20/22(j)	DOP	347,740	7,577,343

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

15.95%, 6/04/21(j)	DOP	52,700	$1,219,981
16.00%, 7/10/20(j)		563,400	12,385,464

			21,182,788

South Africa – 0.2%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	167,937	12,098,343
Series R204 8.00%, 12/21/18		16,800	1,140,920

			13,239,263

Sri Lanka – 0.6%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	844,000	4,515,110
Series A 11.50%, 12/15/21-5/15/23		4,434,000	25,347,792
11.75%, 6/15/27		786,000	4,460,076

			34,322,978

Turkey – 0.6%
Turkey Government Bond 11.10%, 5/15/19	TRY	231,859	39,026,836

Total Emerging Markets – Treasuries (cost $391,250,661)			299,847,957

BANK LOANS – 4.8%
Industrial – 4.7%
Basic – 0.1%
Foresight Energy LLC 8.277% (LIBOR 3 Month + 5.75%), 3/28/22(r)	U.S.$	3,847	3,854,158
Unifrax I LLC 5.886% (LIBOR 3 Month + 3.50%), 4/04/24(r)		3,308	3,309,863

			7,164,021

Capital Goods – 0.6%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.302% (LIBOR 1 Month + 3.00%), 8/18/24(r)		5,143	5,116,926
Apex Tool Group, LLC 6.052% (LIBOR 1 Month + 3.75%), 2/01/22(r)		16,825	16,544,334

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 6.05% (LIBOR 1 Month + 3.75%), 8/01/25(r)	U.S.$	5,768	$5,798,895
9.05% (LIBOR 1 Month + 6.75%), 8/03/26(r)		2,009	2,035,687
Gardner Denver, Inc. 5.052% (LIBOR 1 Month + 2.75%), 7/30/24(r)		3,629	3,633,831
Transdigm Inc. 4.802% (LIBOR 1 Month + 2.50%), 6/09/23(r)		2,310	2,297,937
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.782% (LIBOR 3 Month + 2.50%), 10/23/25(c)(r)		589	587,757

			36,015,367

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.63%, 1/02/24		933	955,406
6.79% (LIBOR 1 Month + 4.50%), 1/02/24(c)(r)		556	575,719
West Corporation 6.30% (LIBOR 1 Month + 4.00%), 10/10/24(r)		21	21,118
6.53% (LIBOR 3 Month + 4.00%), 10/10/24(r)		8,411	8,362,806

			9,915,049

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.78% (LIBOR 1 Month + 3.50%), 11/06/24(r)		2,710	2,712,206

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.302% (LIBOR 1 Month + 3.00%), 4/01/24(r)		4,869	4,854,570

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.052% (LIBOR 1 Month + 2.75%), 12/23/24(r)		10,568	10,566,684

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scientific Games International, Inc. 5.04% (LIBOR 2 Month + 2.75%), 8/14/24(r)	U.S.$	3,985	$3,943,659
5.05% (LIBOR 1 Month + 2.75%), 8/14/24(r)		951	940,732
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(r)		2,057	2,064,471

			17,515,546

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.46% (LIBOR 2 Month + 3.25%), 2/05/25(r)		1,849	1,843,830

Consumer Cyclical - Retailers – 0.3%
Neiman Marcus Group Ltd. LLC 5.531% (LIBOR 1 Month + 3.25%), 10/25/20(r)		1,316	1,196,828
Serta Simmons Bedding, LLC 10.277% (LIBOR 1 Month + 8.00%), 11/08/24(r)		15,106	11,692,789
Specialty Building Products Holdings, LLC 10/01/25(s)		7,474	7,439,419

			20,329,036

Consumer Non-Cyclical – 1.5%
Acadia Healthcare Company, Inc. 4.80% (LIBOR 1 Month + 2.50%), 2/11/22-2/16/23(r)		2,953	2,957,179
Air Medical Group Holdings, Inc. 5.53% (LIBOR 1 Month + 3.25%), 4/28/22(r)		13,373	12,965,015
6.53% (LIBOR 1 Month + 4.25%), 3/14/25(r)		5,369	5,261,267
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.052% (LIBOR 1 Month + 7.75%), 9/26/25(r)		15,487	13,737,912
Arbor Pharmaceuticals, LLC 7.485% (LIBOR 3 Month + 5.00%), 7/05/23(r)		6,989	6,994,951
Avantor, Inc. 6.302% (LIBOR 1 Month + 4.00%), 11/21/24(r)		6,444	6,485,885

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BI-LO, LLC 10.31% (LIBOR 3 Month + 8.00%), 5/31/24(r)	U.S.$	9,128	$9,002,905
10.34% (LIBOR 3 Month + 8.00%), 5/31/24(r)		8,775	8,654,746
10.44% (LIBOR 3 Month + 8.00%), 5/31/24(r)		9,128	9,002,905
Mallinckrodt International Finance S.A. 5.136% (LIBOR 3 Month + 2.75%), 9/24/24(r)		5,449	5,372,732
Owens & Minor, Inc. 6.756% (LIBOR 1 Month + 4.50%), 5/02/25(c)(r)		9,244	8,366,210
Vizient, Inc. 5.052% (LIBOR 1 Month + 2.75%), 2/13/23(r)		850	852,459

			89,654,166

Energy – 0.5%
California Resources Corporation 12.67% (LIBOR 1 Month + 10.38%), 12/31/21(r)		12,618	14,037,035
Triton Solar US Acquisition Co. 10/31/24(c)(s)		14,795	13,870,551

			27,907,586

Other Industrial – 0.2%
American Tire Distributors, Inc. 6.64% (LIBOR 3 Month + 4.25%), 9/01/21(r)		4,021	3,553,936
11.24% (LIBOR 3 Month + 8.75%), 10/05/19(c)(r)		2,852	2,823,420
HD Supply Waterworks Ltd. 5.31% (LIBOR 3 Month + 3.00%), 8/01/24(c)(r)		790	788,963
5.32% (LIBOR 3 Month + 3.00%), 8/01/24(r)		700	699,125
Travelport Finance (Luxembourg) SARL 4.814% (LIBOR 3 Month + 2.50%), 3/17/25(r)		5,959	5,946,048

			13,811,492

Services – 0.6%
Financial & Risk US Holdings, Inc. (fka Refinitiv) 10/01/25(s)		2,445	2,418,521
Monitronics International, Inc. 7.886% (LIBOR 3 Month + 5.50%), 9/30/22(r)		6,859	6,709,277

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pi Lux Finco SARL 9.552% (LIBOR 1 Month + 7.25%), 1/01/26(c)(r)	U.S.$	21,800	$21,418,500
Verscend Holding Corp. 6.802% (LIBOR 1 Month + 4.50%), 8/27/25(r)		4,973	5,008,959

			35,555,257

Technology – 0.3%
Boxer Parent Company Inc. (fka BMC Software) 6.648% (LIBOR 3 Month + 4.25%), 10/02/25(r)		6,900	6,916,560
Solera, LLC (Solera Finance, Inc.) 5.052% (LIBOR 1 Month + 2.75%), 3/03/23(r)		13,723	13,695,267
Veritas US Inc. 6.80% (LIBOR 1 Month + 4.50%), 1/27/23(s)		444	422,283
6.89% (LIBOR 3 Month + 4.50%), 1/27/23(s)		147	139,933

			21,174,043

			288,452,169

Financial Institutions – 0.1%
Insurance – 0.1%
Sedgwick Claims Management Services, Inc. 5.052% (LIBOR 1 Month + 2.75%), 3/01/21(r)		5,097	5,093,761

Total Bank Loans (cost $296,251,381)			293,545,930

EMERGING MARKETS – CORPORATE BONDS – 4.6%
Industrial – 3.8%
Basic – 0.9%
Consolidated Energy Finance SA 6.875%, 6/15/25(b)		8,033	8,185,780
Elementia SAB de CV 5.50%, 1/15/25(b)		2,208	2,042,400
First Quantum Minerals Ltd. 6.875%, 3/01/26(b)		6,222	5,381,563
7.00%, 2/15/21(b)		1,371	1,339,577
7.25%, 5/15/22-4/01/23(b)		12,537	11,793,464
7.50%, 4/01/25(b)		1,008	904,802

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lundin Mining Corp. 7.875%, 11/01/22(b)	U.S.$	4,001	$4,165,745
Stillwater Mining Co. 6.125%, 6/27/22(b)		9,018	8,624,409
7.125%, 6/27/25(b)		2,892	2,756,171
Vedanta Resources PLC 6.375%, 7/30/22(b)		12,566	11,738,498

			56,932,409

Capital Goods – 0.2%
CIMPOR Financial Operations BV 5.75%, 7/17/24(b)		7,640	6,188,400
Odebrecht Finance Ltd. 4.375%, 4/25/25(b)		537	83,235
5.25%, 6/27/29(b)		9,173	1,513,545
7.125%, 6/26/42(b)		17,280	2,721,600

			10,506,780

Communications - Telecommunications – 0.6%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(b)		6,131	6,271,247
Digicel Group Ltd. 7.125%, 4/01/22(b)		1,134	705,915
8.25%, 9/30/20(b)		16,250	11,659,375
Digicel Ltd. 6.00%, 4/15/21(b)		3,750	3,403,125
6.75%, 3/01/23(b)		653	523,691
Millicom International Cellular SA 5.125%, 1/15/28(b)		1,588	1,441,180
6.00%, 3/15/25(b)		2,963	2,911,148
6.625%, 10/15/26(b)		1,990	2,017,623
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(b)		5,701	5,508,591

			34,441,895

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(b)		2,594	2,626,425
Studio City Co., Ltd. 5.875%, 11/30/19(b)		5,102	5,102,000
Wynn Macau Ltd. 4.875%, 10/01/24(b)		1,345	1,224,172
5.50%, 10/01/27(b)		4,100	3,710,500

			12,663,097

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(c)(h)(j)	U.S.$	4,991	$101,814
K2016470260 South Africa Ltd. 25.00%, 12/31/22(c)(h)(j)		1,536	460,921
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(b)		4,200	3,883,173

			4,445,908

Consumer Non-Cyclical – 0.9%
BRF GmbH 4.35%, 9/29/26(b)		2,623	2,210,011
BRF SA 4.75%, 5/22/24(b)		576	525,600
Central American Bottling Corp. 5.75%, 1/31/27(b)		5,759	5,672,615
Cosan Ltd. 5.95%, 9/20/24(b)		2,144	2,078,029
MARB BondCo PLC 6.875%, 1/19/25(b)		9,461	8,907,058
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		4,150	4,198,763
Minerva Luxembourg SA 6.50%, 9/20/26(b)		6,647	6,107,928
Natura Cosmeticos SA 5.375%, 2/01/23(b)		6,899	6,732,010
Rede D’or Finance SARL 4.95%, 1/17/28(b)		4,312	3,837,853
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(b)	EUR	1,850	1,964,524
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	2,798	2,456,266
3.15%, 10/01/26		8,393	6,808,821
6.00%, 4/15/24		2,250	2,231,962
6.75%, 3/01/28		1,004	1,024,899
Tonon Luxembourg SA 7.25%, 1/24/20(c)(e)(f)(h)(j)		6,378	156,184
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(b)(h)		1,685	1,263,707
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(f)(i)(j)		13,674	833,485
10.875%, 1/13/20(e)(f)(j)		2,500	687,750
11.75%, 2/09/22(e)(f)(j)		13,613	409,750

			58,107,215

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.7%
Azure Power Energy Ltd. 5.50%, 11/03/22(b)	U.S.$	6,780	$6,373,200
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(k)		14,659	13,925,875
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(b)		4,208	3,813,500
Petrobras Global Finance BV 6.125%, 1/17/22		405	419,600
6.25%, 3/17/24		12,258	12,383,645
8.75%, 5/23/26		3,286	3,646,967
YPF SA 16.50%, 5/09/22(b)	ARS	130,377	2,245,118

			42,807,905

Technology – 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/21(b)	U.S.$	4,200	4,236,750

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		2,486	2,492,257

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(b)		5,242	5,418,918

			232,053,134

Financial Institutions – 0.6%
Banking – 0.5%
Akbank T.A.S. 5.00%, 10/24/22(b)		328	299,710
Akbank Turk AS 7.20%, 3/16/27(b)		2,618	2,195,847
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(b)(n)		4,283	4,117,034
Turkiye Garanti Bankasi AS 5.875%, 3/16/23(b)		904	836,200
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(b)		5,964	5,352,690
5.75%, 1/30/23(b)		9,011	7,817,042
6.875%, 2/03/25(b)		1,371	1,124,220
8.00%, 11/01/27(b)		11,100	8,658,000
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(b)		895	869,269

			31,270,012

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(b)	U.S.$	4,281	$3,949,223

Insurance – 0.0%
Ambac LSNI LLC 7.396% (LIBOR 3 Month + 5.00%), 2/12/23(b)(c)(m)		96	97,180

			35,316,415

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust II 6.75%, 3/28/23(b)		1,220	1,134,600
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(b)		1,975	2,102,881
Genneia SA 8.75%, 1/20/22(b)		5,529	5,135,059
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(b)		1,736	1,690,430
Pampa Energia SA 7.50%, 1/24/27(b)		3,608	3,120,920
Terraform Global Operating LLC 6.125%, 3/01/26(b)		2,074	1,937,325

			15,121,215

Total Emerging Markets – Corporate Bonds (cost $357,503,812)			282,490,764

		Shares
COMMON STOCKS – 2.6%
Energy – 1.4%
Energy Equipment & Services – 0.7%
Tervita Corp.(d)(f)		7,290,891	41,481,844

Oil, Gas & Consumable Fuels – 0.7%
Berry Petroleum Corp.		1,158,054	16,212,756
CHC Group LLC(f)(k)		255,317	1,978,707
Chesapeake Energy Corp.(f)		180,496	633,541
Denbury Resources, Inc.(f)		314,791	1,086,029
Golden Energy Offshore Services AS(d)(f)		3,360,247	2,196,571
Halcon Resources Corp.(f)		67,837	225,219
K201640219 (South Africa) Ltd. A Shares(c)(d)(f)(g)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(c)(d)(f)(g)		10,275,684	10
Oasis Petroleum, Inc.(f)		108,058	1,087,064
Paragon Offshore Ltd. – Class A(c)(d)(f)		62,040	51,679

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paragon Offshore Ltd. – Class B(c)(d)(f)	93,060	$3,489,750
Peabody Energy Corp.	78,983	2,799,947
Riviera Resources, Inc./Linn(f)	6,833	145,680
Roan Resources, Inc.(f)	4,322	70,319
Vantage Drilling International(c)(d)(f)	30,215	9,235,728
Whiting Petroleum Corp.(f)	56,450	2,105,585

		41,318,650

		82,800,494

Financials – 0.7%
Consumer Finance – 0.0%
Paysafe(c)(d)(f)(g)	17,342	1,909,180

Insurance – 0.6%
Mt. Logan Re Ltd. (Preference Shares)(c)(f)(k)	12,695	12,732,392
Mt. Logan Re Ltd. (Preference Shares) (Series 4)(c)(f)(k)	25,000	25,531,820

		38,264,212

Real Estate – 0.1%
Calibrate Real Estate Fund(c)(d)(f)(g)	7,364	2,205,984

		42,379,376

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc. Npv(c)(d)(f)(g)	252,989	9,423,840

Information Technology – 0.1%
IT Services – 0.0%
Goodman Networks, Inc.(c)(d)(f)(g)	179,376	– 0	–

Software – 0.1%
Avaya Holdings Corp.(f)	499,971	8,209,524

		8,209,524

Consumer Discretionary – 0.1%
Auto Components – 0.0%
Exide Technologies(c)(f)(g)(k)	332,502	139,651

Automobiles – 0.0%
Liberty Tire Recycling LLC(c)(d)(f)(g)	12,278	1,126,122

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(f)	242,185	3,606,135

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(f)	69,118	593,724

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	90,649	1,356,109

		6,821,741

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(d)(f)(g)		5,004,988	$95,095
Constellium NV – Class A(f)		636,938	5,770,658
Neenah Enterprises, Inc.(c)(d)(f)(g)		49,578	35,696

			5,901,449

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(d)(f)(g)		14	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.(d)(f)(g)		109,384	1,623,259

			1,623,259

Total Common Stocks (cost $171,759,266)			157,159,683

INVESTMENT COMPANIES – 1.5%
Funds and Investment Trusts – 1.5%(t)
iShares Core S&P Mid-Cap ETF		161,949	29,482,815
iShares JP Morgan USD Emerging Markets Bond ETF		340,000	35,584,400
iShares MSCI Emerging Markets ETF		758,011	29,683,711

Total Investment Companies (cost $103,670,585)			94,750,926

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.2%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(b)(c)	U.S.$	5,344	5,033,006
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.786%, 4/10/28(b)(c)		1,820	1,798,492
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.401%, 4/10/46(u)		7,385	368,172
Commercial Mortgage Trust Series 2012-CR1, Class XA 1.87%, 5/15/45(u)		19,464	1,055,968
Series 2012-CR3, Class XA 1.876%, 10/15/45(u)		46,784	2,781,360

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-CR5, Class XA 1.549%, 12/10/45(u)	U.S.$	9,539	$493,934
Series 2013-LC6, Class XA 1.362%, 1/10/46(u)		42,796	1,971,614
Series 2014-CR15, Class XA 1.125%, 2/10/47(u)		10,822	349,806
Series 2014-CR20, Class XA 1.13%, 11/10/47(u)		52,442	2,403,471
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.72%, 7/10/44(b)(c)		2,500	2,556,227
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.52%, 2/10/46(u)		4,332	228,879
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.391%, 8/10/44(b)(c)		7,937	8,147,365
Series 2013-GC13, Class D 4.082%, 7/10/46(b)(c)		1,500	1,397,980
Series 2014-GC18, Class D 4.996%, 1/10/47(b)(c)		3,016	2,725,617
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.191%, 6/15/45(b)(c)		5,000	4,933,733
Series 2012-CBX, Class E 5.191%, 6/15/45(b)(c)		6,521	5,950,663
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.667%, 11/15/48(c)		5,050	4,971,248
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.625%, 11/15/45(b)(u)		32,036	1,626,594
Series 2014-C19, Class D 3.25%, 12/15/47(b)(c)		4,130	3,580,767
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.642%, 12/10/45(b)(u)		3,332	171,269
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.231%, 6/15/44(b)(c)		2,576	2,511,658
Series 2012-C6, Class D 5.583%, 4/15/45(b)(c)		3,450	3,466,116

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-C7, Class XA 1.41%, 6/15/45(b)(u)	U.S.$	7,106	$270,112
Series 2012-C8, Class E 4.892%, 8/15/45(b)(c)		6,905	6,718,868
Series 2014-C20, Class D 3.986%, 5/15/47(b)(c)		3,701	3,003,435
Series 2014-C21, Class D 3.497%, 8/15/47(b)(c)		6,000	4,803,196

			73,319,550

Non-Agency Floating Rate CMBS – 0.2%
BBCMS Mortgage Trust Series 2017-GLKS, Class F 5.98% (LIBOR 1 Month + 3.70%), 11/15/34(b)(c)(m)		5,100	5,170,486
CLNS Trust Series 2017-IKPR, Class F 6.787% (LIBOR 1 Month + 4.50%), 6/11/32(b)(c)(m)		7,273	7,286,568

			12,457,054

Total Commercial Mortgage-Backed Securities (cost $85,228,192)			85,776,604

ASSET-BACKED SECURITIES – 1.3%
Other ABS - Fixed Rate – 1.2%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 8.44%, 6/15/43(b)(c)		6,878	6,868,877
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 10.90%, 6/15/43(b)(c)		5,098	5,085,901
Series 2018-4, Class PT 8.42%, 5/15/43(c)(j)		7,693	7,743,534
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.43%, 3/16/43(c)(j)		1,906	1,910,127
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(c)(g)(j)		11,132	3,395,181
Series 2016-5, Class R Zero Coupon, 9/25/28(c)(g)(j)		73	1,751,379

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-2, Class R Zero Coupon, 2/25/26(c)(g)(j)	U.S.$	84	$3,628,611
Series 2017-3, Class R Zero Coupon, 5/25/26(c)(g)(j)		56	3,947,440
Series 2017-4, Class R1 Zero Coupon, 5/26/26(c)(g)(j)		56	3,951,088
Series 2017-5, Class R1 Zero Coupon, 9/25/26(c)(g)(j)		80	5,987,192
Series 2017-6, Class R1 Zero Coupon, 11/25/26(c)(g)(j)		94	10,053,147
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(c)(g)(j)		114	11,354,952
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(b)(c)		4,680	4,756,828

			70,434,257

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(c)		873	486,947
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(c)		2,108	2,091,279
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(c)		1,474	1,302,642
Series 2006-10, Class AF3 5.985%, 6/25/36(c)		1,538	728,859
Series 2006-6, Class AF4 6.121%, 3/25/36(c)		3,772	1,841,069
Series 2006-6, Class AF5 6.241%, 3/25/36(c)		3,052	1,489,462
Lehman XS Trust Series 2007-6, Class 3A5 4.751%, 5/25/37(c)		249	244,650

			8,184,908

Total Asset-Backed Securities (cost $92,679,673)			78,619,165

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.6%
Argentina – 0.6%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)		8,149	8,067,510

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.875%, 6/15/27(b)	U.S.$	5,633	$4,365,575
9.125%, 3/16/24(b)		15,208	13,383,040
36.25% (BADLAR + 3.83%), 5/31/22(m)	ARS	200,200	5,090,489
Provincia de Cordoba 7.125%, 6/10/21(b)	U.S.$	4,503	4,131,502
7.45%, 9/01/24(b)		2,617	2,198,280

Total Local Governments – Regional Bonds (cost $44,515,367)			37,236,396

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
GMAC Capital Trust I Series 2 8.125%		51,850	1,361,581
Paysafe Holdings UK Ltd. 0.00%(c)(d)(f)(g)		4,653,555	4,653,555

			6,015,136

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		102,401	2,815,004

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		64,000	1,484,800

			10,314,940

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)		6,280	6,751,000

Technology – 0.0%
Goodman Networks, Inc. 0.00%(c)(d)(f)(g)		213,415	– 0	–

			6,751,000

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		54,000	1,357,020

Total Preferred Stocks (cost $17,825,383)			18,422,960

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(b)	COP	14,562,910	$4,397,141
Fideicomiso PA Costera 6.25%, 1/15/34(b)		7,580,000	2,354,517
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(c)(j)		36,247,335	11,624,574

Total Inflation-Linked Securities (cost $17,890,164)			18,376,232

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 4/24/30(b)	U.S.$	3,930	3,902,007
6.375%, 10/24/48(b)		2,591	2,629,207

			6,531,214

Mexico – 0.0%
Petroleos Mexicanos 6.50%, 1/23/29(b)		1,952	1,864,160

Turkey – 0.1%
Export Credit Bank of Turkey 4.25%, 9/18/22(b)		1,473	1,283,351
TC Ziraat Bankasi AS 4.25%, 7/03/19(b)		1,429	1,405,779

			2,689,130

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/26(b)(e)(f)		5,000	862,500

Total Quasi-Sovereigns (cost $14,483,218)			11,947,004

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/40		1,200	1,732,356
7.625%, 3/01/40		1,250	1,771,450
7.95%, 3/01/36		2,235	2,367,781

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

State of Illinois Series 2010 7.35%, 7/01/35	U.S.$	4,120	$4,484,744

Total Local Governments – US Municipal Bonds (cost $8,851,868)			10,356,331

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.514% (LIBOR 3 Month + 5.20%), 5/15/31(b)(c)(m)		1,741	1,711,716
Dryden Senior Loan Fund Series 2017-49A, Class E 8.749% (LIBOR 3 Month + 6.30%), 7/18/30(b)(c)(m)		2,424	2,443,638
OZLM Ltd. Series 2014-8A, Class D 7.399% (LIBOR 3 Month + 4.95%), 10/17/26(b)(c)(m)		3,450	3,453,164
Series 2018-22A, Class D 7.749% (LIBOR 3 Month + 5.30%), 1/17/31(b)(c)(m)		968	945,606

Total Collateralized Loan Obligations (cost $8,150,364)			8,554,124

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.1%
AUD/USD Expiration: Jun 2019; Contracts: 185,975,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(f)	AUD	185,975,000	2,567,061
CNH/USD Expiration: Jan 2019; Contracts: 1,826,923,350; Exercise Price: CNH 7.07; Counterparty: JPMorgan Chase Bank, NA(f)	CNH	1,826,923,350	1,828,128

			4,395,189

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Swaptions – 0.0%
IRS Swaption Expiration: Jan 2019; Contracts: 107,218,000; Exercise Rate: 3.29%; Counterparty: Morgan Stanley Capital Services LLC(f)	USD	107,218,000	$925,828

Total Options Purchased – Puts (premiums paid $4,023,192)			5,321,017

OPTIONS PURCHASED – CALLS – 0.1%
Options on Forward Contracts – 0.1%
BRL/USD Expiration: Nov 2018; Contracts: 174,835,000; Exercise Price: BRL 3.65; Counterparty: Morgan Stanley Capital Services LLC(f)	BRL	174,835,000	101,523
TRY/EUR Expiration: Jan 2019; Contracts: 355,804,050; Exercise Price: TRY 6.51; Counterparty: Deutsche Bank AG(f)	TRY	355,804,050	1,661,005
TRY/USD Expiration: Jan 2019; Contracts: 365,729,500; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(f)	TRY	365,729,500	2,108,362
ZAR/USD Expiration: Nov 2018; Contracts: 889,646,000; Exercise Price: ZAR 14.05; Counterparty: JPMorgan Chase Bank, NA(f)	ZAR	889,646,000	72,909

			3,943,799

Swaptions – 0.0%
CDX-NAHY Series 31, 5 Year Index Expiration: Jan 2019; Contracts: 61,975,000; Exercise Rate: 1.06%; Counterparty: Credit Suisse International (Buy Protection)(f)	USD	61,975,000	299,626

Total Options Purchased – Calls (premiums paid $4,337,854)			4,243,425

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.1%
Performing Asset – 0.1%
Flexpath Wh I LLC 13.00%, 10/23/20(c)(d)(g)	U.S.$	876	$94,153
Series B 11.00%, 4/01/21(c)(d)(g)		964	262,513
Series B2 11.00%, 1/01/22(c)(d)(g)		1,347	337,079
Series B3 11.00%, 9/01/22(c)(d)(g)		498	185,870
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(d)(g)		6,821	2,460,472
Sheridan Consumer Finance Trust 10.86%, 3/01/21(c)(d)(g)		846	846,133

Total Whole Loan Trusts (cost $11,000,285)			4,186,220

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(f)		385,763	1,735,933
Encore Automotive Acceptance, expiring 7/05/31(c)(d)(f)(g)		44	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(d)(f)(g)		189,795	– 0	–
Liberty Tire Recycling LLC, expiring 6/26/19(c)(d)(f)(g)		616	899
Midstates Petroleum Co., Inc., expiring 4/21/20(d)(f)		259,925	38,989
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(f)		302,868	30,287
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(f)		130,363	6,518
Willscot Corp., expiring 11/29/22(c)(d)(f)(g)		169,364	645,277

Total Warrants (cost $5,299,604)			2,457,903

RIGHTS – 0.0%
Utilities – 0.0%
Vistra Energy Corp. Zero Coupon, 12/31/49(c)(f) (cost $0)		45,881	35,925

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(t)(v)(w) (cost $45,178,974)		45,178,974	45,178,974

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)		U.S. $ Value

Emerging Markets – Sovereigns – 0.3%
Ukraine – 0.3%
Ukraine Government International Bond Zero Coupon, 2/28/19(b) (cost $17,238,855)	U.S.$		17,650		$17,394,252

Time Deposits – 0.2%
BBH, Grand Cayman 0.30%, 11/01/18		NOK	0	**	28
0.36%, 11/01/18		GBP	0	**	1
0.80%, 11/01/18		CAD	0	**	1
BNP Paribas, Paris (0.57)%, 11/01/18		EUR	1,729		1,958,547
Sumitomo, Tokyo 1.54%, 11/01/18		U.S.$	11,328		11,328,434

Total Time Deposits (cost $13,287,702)					13,287,011

Total Short-Term Investments (cost $75,705,531)					75,860,237

Total Investments – 100.4% (cost $6,497,576,304)					6,146,786,958
Other assets less liabilities – (0.4)%					(22,873,358)

Net Assets – 100.0%					$6,123,913,600

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	1,521	December 2018	CAD	152,100	$154,786,540	$152,683,467	$(2,103,073)
U.S. 10 Yr Ultra Futures	1,253	December 2018	USD	125,300	159,990,899	156,762,047	(3,228,852)
U.S. T-Note 5 Yr (CBT) Futures	2,774	December 2018	USD	277,400	314,501,976	311,749,923	(2,752,053)
U.S. T-Note 10 Yr (CBT) Futures	1,801	December 2018	USD	180,100	213,799,539	213,305,938	(493,601)

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E Mini Futures	525	December 2018	USD	26	$76,359,485	$71,163,750	$5,195,735
U.S. Long Bond (CBT) Futures	1,001	December 2018	USD	100,100	145,058,977	138,263,125	6,795,852

							$3,414,008

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	26,408	IDR	389,757,296	11/08/18	$(797,113)
Australia and New Zealand Banking Group Ltd.	USD	13,873	TWD	421,753	12/11/18	(210,517)
Bank of America, NA	USD	9,583	IDR	141,367,487	11/08/18	(293,663)
Bank of America, NA	USD	28,740	BRL	107,300	11/13/18	54,427
Bank of America, NA	RUB	3,612,780	USD	54,541	11/14/18	(217,993)
Bank of America, NA	USD	17,696	RUB	1,181,365	11/14/18	210,253
Bank of America, NA	PLN	64,198	USD	17,386	1/18/19	615,475
Bank of America, NA	USD	13,740	CHF	13,413	2/26/19	(258,474)
Bank of America, NA	USD	13,743	CHF	13,413	2/28/19	(258,432)
Barclays Bank PLC	USD	22,573	IDR	334,126,637	11/08/18	(617,574)
Barclays Bank PLC	KRW	74,165,753	USD	64,996	11/15/18	7,015
Barclays Bank PLC	USD	15,283	KRW	17,039,130	11/15/18	(352,242)
Barclays Bank PLC	ILS	171,687	USD	48,135	11/29/18	1,878,600
Barclays Bank PLC	MYR	33,995	USD	8,353	11/29/18	237,572
Barclays Bank PLC	USD	66,265	INR	4,612,082	12/13/18	(4,313,886)
Barclays Bank PLC	USD	4,390	IDR	66,449,763	12/26/18	(63,243)
Barclays Bank PLC	USD	71,506	EUR	61,775	1/09/19	(1,076,129)
Barclays Bank PLC	TRY	194,085	USD	31,346	1/15/19	(1,834,218)
BNP Paribas SA	USD	10,344	IDR	153,209,584	11/08/18	(276,193)
BNP Paribas SA	ARS	650,868	USD	16,662	11/13/18	(1,212,609)
BNP Paribas SA	ARS	396,222	USD	10,323	11/16/18	(516,559)
BNP Paribas SA	USD	33,778	CAD	44,160	11/16/18	(224,995)
BNP Paribas SA	ZAR	135,154	USD	9,133	11/29/18	2,391
BNP Paribas SA	USD	32,563	JPY	3,669,340	12/13/18	69,012
BNP Paribas SA	CHF	13,179	USD	13,476	2/28/19	227,039
Brown Brothers Harriman & Co.	EUR	115	USD	135	1/09/19	3,004
Brown Brothers Harriman & Co.	EUR	11	USD	12	1/09/19	(14)
Citibank, NA	ARS	623,900	USD	15,108	11/01/18	(2,270,367)
Citibank, NA	USD	16,927	ARS	623,900	11/01/18	451,337
Citibank, NA	BRL	139,650	USD	35,892	11/05/18	(1,617,280)
Citibank, NA	USD	37,564	BRL	139,650	11/05/18	(53,908)
Citibank, NA	USD	7,208	IDR	105,369,830	11/08/18	(284,361)
Citibank, NA	USD	5,899	KRW	6,554,647	11/15/18	(155,236)

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	UYU	68,891	USD	2,038	11/29/18	$(61,180)
Citibank, NA	UYU	228,365	USD	6,834	12/04/18	(124,754)
Citibank, NA	MXN	1,567,670	USD	82,766	12/05/18	6,016,399
Citibank, NA	USD	34,185	INR	2,385,292	12/13/18	(2,145,489)
Citibank, NA	USD	32,564	JPY	3,669,340	12/13/18	68,627
Citibank, NA	USD	31,984	JPY	3,576,133	12/13/18	(179,944)
Credit Suisse International	EUR	8,146	NOK	78,557	11/15/18	88,423
Credit Suisse International	NOK	269,486	USD	32,340	11/15/18	354,881
Credit Suisse International	USD	63,047	NOK	512,020	11/15/18	(2,274,814)
Credit Suisse International	CAD	33,643	USD	26,047	11/16/18	485,747
Credit Suisse International	USD	38,878	ZAR	555,524	11/19/18	(1,301,602)
Credit Suisse International	USD	47,656	ILS	172,522	11/29/18	(1,174,117)
Credit Suisse International	USD	29,312	ZAR	424,764	11/29/18	(617,201)
Credit Suisse International	TRY	39,619	USD	6,184	12/03/18	(765,607)
Credit Suisse International	USD	4,157	TRY	26,042	12/03/18	410,966
Credit Suisse International	MXN	1,220,872	USD	62,399	12/05/18	2,627,620
Credit Suisse International	CNH	49,707	JPY	797,278	12/13/18	(20,480)
Credit Suisse International	JPY	1,971,023	USD	17,443	12/13/18	(85,667)
Credit Suisse International	CNH	330,729	USD	47,805	1/09/19	553,814
Credit Suisse International	USD	29,486	TRY	182,409	1/15/19	1,698,365
Credit Suisse International	USD	33,430	TRY	202,940	1/17/19	1,223,345
Credit Suisse International	TRY	69,868	USD	11,967	2/26/19	315,492
Credit Suisse International	USD	12,028	TRY	69,868	2/26/19	(376,550)
Credit Suisse International	TRY	92,040	USD	12,451	2/28/19	(2,879,507)
Credit Suisse International	TRY	69,867	USD	11,954	2/28/19	316,303
Credit Suisse International	USD	13,588	CHF	13,229	2/28/19	(289,050)
Credit Suisse International	USD	22,805	TRY	157,640	2/28/19	3,451,427
Deutsche Bank AG	USD	15,760	IDR	230,725,590	11/08/18	(599,478)
Deutsche Bank AG	TRY	201,603	USD	32,819	11/09/18	(3,096,631)
Deutsche Bank AG	GBP	159,079	USD	210,476	12/14/18	6,707,656
Deutsche Bank AG	TRY	186,980	EUR	27,316	1/17/19	(761,027)
Deutsche Bank AG	CHF	8,365	USD	8,796	2/28/19	385,625
Goldman Sachs Bank USA	USD	49,611	CLP	33,219,569	11/15/18	(1,875,895)
Goldman Sachs Bank USA	NZD	59,094	USD	38,126	12/07/18	(449,614)
Goldman Sachs Bank USA	JPY	797,277	CNH	49,707	12/13/18	20,489
Goldman Sachs Bank USA	USD	18,062	INR	1,327,751	12/13/18	(226,921)
Goldman Sachs Bank USA	IDR	66,449,763	USD	4,390	12/26/18	63,243
HSBC Bank USA	BRL	541,218	USD	145,579	11/05/18	208,922
HSBC Bank USA	USD	147,310	BRL	541,218	11/05/18	(1,940,492)
HSBC Bank USA	USD	45,455	KRW	50,624,690	11/15/18	(1,093,900)
HSBC Bank USA	BRL	541,218	USD	146,956	12/04/18	1,982,516
HSBC Bank USA	INR	2,130,514	USD	29,187	12/13/18	569,388
HSBC Bank USA	USD	2,183	EUR	1,907	1/09/19	(8,623)
HSBC Bank USA	USD	8,877	CHF	8,684	1/17/19	(182,151)
JPMorgan Chase Bank, NA	ARS	623,900	USD	16,927	11/01/18	(451,337)
JPMorgan Chase Bank, NA	USD	16,926	ARS	623,900	11/01/18	452,623
JPMorgan Chase Bank, NA	ARS	655,478	USD	16,633	11/05/18	(1,554,182)
JPMorgan Chase Bank, NA	USD	15,787	TRY	89,371	11/09/18	134,892
JPMorgan Chase Bank, NA	COP	183,734,535	USD	60,624	11/15/18	3,586,999
JPMorgan Chase Bank, NA	EUR	18,491	NOK	177,176	11/15/18	64,123
JPMorgan Chase Bank, NA	NOK	526,587	USD	63,635	11/15/18	1,133,944
JPMorgan Chase Bank, NA	USD	55,711	NOK	453,600	11/15/18	(1,872,938)

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	ARS	183,051	USD	4,781	11/16/18	$(227,131)
JPMorgan Chase Bank, NA	ZAR	555,523	USD	38,878	11/19/18	1,301,667
JPMorgan Chase Bank, NA	TRY	26,042	USD	4,157	12/03/18	(410,940)
JPMorgan Chase Bank, NA	USD	47,635	TWD	1,462,666	12/11/18	(250,607)
JPMorgan Chase Bank, NA	JPY	1,427,293	USD	12,591	12/13/18	(102,575)
JPMorgan Chase Bank, NA	CNH	83,646	USD	12,140	12/19/18	177,244
JPMorgan Chase Bank, NA	ARS	623,900	USD	15,470	1/09/19	(464,178)
JPMorgan Chase Bank, NA	USD	47,805	CNH	330,729	1/09/19	(553,814)
JPMorgan Chase Bank, NA	USD	1,860	TRY	11,382	1/15/19	85,653
JPMorgan Chase Bank, NA	CHF	13,413	USD	13,730	2/26/19	248,724
JPMorgan Chase Bank, NA	TRY	200,561	USD	29,667	2/28/19	(3,739,253)
Morgan Stanley Capital Services LLC	BRL	401,567	USD	97,219	11/05/18	(10,641,131)
Morgan Stanley Capital Services LLC	USD	108,015	BRL	401,567	11/05/18	(155,014)
Morgan Stanley Capital Services LLC	BRL	107,301	USD	28,740	11/13/18	(54,659)
Morgan Stanley Capital Services LLC	SEK	216,097	USD	24,369	11/15/18	729,921
Morgan Stanley Capital Services LLC	AUD	184,040	USD	130,547	12/07/18	169,133
Morgan Stanley Capital Services LLC	EUR	1,500	USD	1,721	1/09/19	10,420
Morgan Stanley Capital Services LLC	USD	62,554	AUD	84,715	6/28/19	(2,322,110)
Royal Bank of Scotland PLC	COP	45,827,986	USD	14,951	11/15/18	724,301
Royal Bank of Scotland PLC	TRY	77,462	USD	12,098	12/03/18	(1,488,518)
Royal Bank of Scotland PLC	USD	27,641	EUR	23,917	1/09/19	(373,082)
Standard Chartered Bank	IDR	2,007,574,377	USD	135,556	11/08/18	3,638,298
Standard Chartered Bank	USD	14,786	IDR	217,116,165	11/08/18	(519,125)
Standard Chartered Bank	BRL	53,946	USD	14,548	11/13/18	71,102
Standard Chartered Bank	KRW	37,983,687	USD	33,835	11/15/18	550,932
Standard Chartered Bank	USD	33,950	KRW	37,876,226	11/15/18	(760,332)
Standard Chartered Bank	CAD	55,092	USD	42,745	11/16/18	886,451
Standard Chartered Bank	TWD	3,846,641	USD	125,703	12/11/18	1,088,913
Standard Chartered Bank	INR	3,448,235	USD	46,212	12/13/18	(105,938)
Standard Chartered Bank	JPY	7,203,651	USD	63,908	12/13/18	(156,054)
Standard Chartered Bank	USD	73,085	INR	5,379,455	12/13/18	(826,876)
Standard Chartered Bank	USD	19,523	JPY	2,208,409	12/13/18	117,121
UBS AG	USD	21,960	IDR	322,473,885	11/08/18	(770,612)
UBS AG	USD	37,919	GBP	29,300	12/14/18	(388,290)
UBS AG	EUR	295,262	USD	341,285	1/09/19	4,653,590
UBS AG	USD	31,326	JPY	3,485,898	1/18/19	(212,107)

						$(16,705,079)

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 31, 5 Year Index(x)	Credit Suisse International	Sell	1.03%	Nov, 2018	USD	15,700	$54,950	$(20,061)
CDX-NAHY Series 31, 5 Year Index(x)	Goldman Sachs International	Sell	1.04	Nov, 2018	USD	15,833	53,832	(37,429)
CDX-NAHY Series 31, 5 Year Index(x)	Credit Suisse International	Sell	1.00	Jan, 2019	USD	61,975	271,451	(228,622)

							$380,233	$(286,112)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date		Notional Amount (000)	Premiums	Market Value
Call
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Deutsche Bank AG	3.18%	11/30/18	USD	32,050	$209,928	$(140,927)
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	JPMorgan Chase Bank, NA	3.23	11/30/18	USD	32,050	200,312	(193,760)
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Morgan Stanley Capital Services LLC	2.94	1/29/19	USD	107,218	369,902	(278,741)

Put
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Deutsche Bank AG	3.18	11/30/18	USD	32,050	209,928	(275,489)
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	JPMorgan Chase Bank, NA	3.23	11/30/18	USD	32,050	200,312	(206,608)
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Morgan Stanley Capital Services LLC	3.44	1/29/19	USD	107,218	369,902	(467,157)

							$1,560,284	$(1,562,682)

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(x)	AUD	0.780	06/2019	185,975,000	AUD	185,975	$1,930,769	$(516,784)

Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(x)	BRL	3.880	11/2018	185,852,000	BRL	185,852	657,427	(47,693)
BRL vs. USD/ Deutsche Bank AG(x)	BRL	4.560	11/2018	147,972,000	BRL	147,972	416,334	(9,304)
CNH vs. USD/ JPMorgan Chase Bank, NA(x)	CNH	7.050	12/2018	458,426,250	CNH	458,426	328,051	(364,972)
IDR vs. USD/ Goldman Sachs Bank USA(x)	IDR	15,870.000	12/2018	516,124,140,000	IDR	516,124,140	207,555	(124,834)
INR vs. USD/ JPMorgan Chase Bank, NA(x)	INR	71.320	02/2019	2,645,972,000	INR	2,645,972	343,546	(1,954,430)
JPY vs. CNH/ Goldman Sachs Bank USA(x)	JPY	16.500	12/2018	3,686,100,000	JPY	3,686,100	165,707	(79,285)
MXN vs. USD/ Morgan Stanley Capital Services LLC(x)	MXN	23.820	02/2019	883,722,000	MXN	883,722	494,283	(214,652)
SGD vs. CHF/ UBS AG(x)	SGD	1.550	06/2019	48,747,500	SGD	48,748	147,361	(93,050)
TRY vs. CHF/ UBS AG(x)	TRY	5.900	02/2019	205,762,500	TRY	205,763	376,172	(2,170,599)

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. EUR/ Deutsche Bank AG(x)	TRY	7.510	01/2019	410,459,050	TRY	410,459	$1,094,929	$(735,061)
TRY vs. USD/ JPMorgan Chase Bank, NA(x)	TRY	7.000	11/2018	227,325,000	TRY	227,325	364,694	(36,156)
TRY vs. USD/ Goldman Sachs Bank USA(x)	TRY	7.000	12/2018	225,995,000	TRY	225,995	331,890	(38,733)
TRY vs. USD/ Barclays Bank PLC(x)	TRY	6.900	01/2019	436,597,500	TRY	436,598	1,415,462	(462,795)
ZAR vs. USD/ JPMorgan Chase Bank, NA(x)	ZAR	14.900	11/2018	943,468,000	ZAR	943,468	567,347	(753,240)

							$8,841,527	$(7,601,588)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	3.24%	USD	84,366	$(5,816,660)	$(5,353,284)	$(463,376)
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.38	EUR	80,610	(8,721,824)	(9,728,744)	1,006,920

Sale Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	Quarterly	5.30	USD	27,389	148,639	54,893	93,746

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00%	Quarterly	2.94%	USD	86,405	$6,252,054	$5,844,115	$407,939
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.24	USD	84,366	5,816,660	5,459,525	357,135
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.74	USD	22,266	1,313,263	1,568,649	(255,386)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	Quarterly	2.21	EUR	4	118	98	20
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	2.38	EUR	80,611	8,721,932	10,028,221	(1,306,289)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	149,291	16,605,033	16,281,644	323,389

						$24,319,215	$24,155,117	$164,098

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/23*	1.00%	Quarterly	1.86%	USD	10,714	$(384,397)	$(373,421)	$(10,976)
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/23*	1.00	Quarterly	1.86	USD	10,511	(377,113)	(366,346)	(10,767)
CCO Holdings, LLC, 5.750%, 1/15/24, 6/20/19*	5.00	Quarterly	0.14	USD	6,192	227,335	88,010	139,325
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	40,000	(5,544,667)	(4,873,177)	(671,490)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	15,706	(2,177,113)	(2,044,637)	(132,476)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	3,714	(514,822)	(490,760)	(24,062)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	15,000	(3,657,417)	(1,729,738)	(1,927,679)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	1,368	(333,556)	(207,844)	(125,712)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	547	(133,374)	(83,107)	(50,267)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	1,368	(334,316)	(202,709)	(131,607)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	2,735	(668,009)	(404,870)	(263,139)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	14,000	(3,413,589)	(1,883,063)	(1,530,526)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	15,000	(3,661,583)	(1,802,187)	(1,859,396)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	7,560	(1,047,942)	(962,491)	(85,451)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	247	(34,238)	(31,652)	(2,586)
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	1.72	EUR	1,640	222,914	135,368	87,546
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	2,395	(332,386)	(288,130)	(44,256)

82 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00%	Quarterly	2.65%	USD	5,750	$449,862	$278,580	$171,282
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	113,618	(27,703,276)	(27,070,914)	(632,362)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	27,329	(3,788,255)	(4,052,345)	264,090
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,433	(198,638)	(188,585)	(10,053)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	3,609	(434,162)	(413,299)	(20,863)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,805	(217,141)	(224,047)	6,906
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,805	(217,141)	(221,985)	4,844
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	Quarterly	1.47	USD	4,590	505,570	(232,235)	737,805
HSBC Bank USA
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	4,511	(542,673)	(518,339)	(24,334)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	4,511	(542,673)	(523,599)	(19,074)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,803	(216,901)	(223,799)	6,898
JPMorgan Chase Bank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	6,340	(878,830)	(830,116)	(48,714)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,804	(217,021)	(210,784)	(6,237)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,804	(217,021)	(212,252)	(4,769)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	2,707	(325,652)	(334,978)	9,326
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	1,805	(217,141)	(223,360)	6,219

abfunds.com	AB HIGH INCOME FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00%	Quarterly	3.85%	USD	1,805	$(217,142)	$(224,047)	$6,905
Morgan Stanley & Co. International PLC
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	4,511	(542,673)	(521,859)	(20,814)
Republic of Turkey, 11.875%, 1/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	4,486	(539,666)	(582,714)	43,048
Morgan Stanley Capital Services LLC
Bombardier, Inc., 7.450%, 5/01/34, 6/20/21*	5.00	Quarterly	1.80	USD	5,000	416,394	132,632	283,762
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/23*	1.00	Quarterly	2.22	USD	18,410	(917,614)	(464,122)	(453,492)
Weatherford International LLC, 4.500%, 4/15/22, 6/20/23*	1.00	Quarterly	13.41	USD	1,112	(398,507)	(265,001)	(133,506)

						$(59,124,574)	$(52,647,922)	$(6,476,652)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	96,092	LIBOR	Quarterly	USD	26,294	12/20/18	$(282,855)
iBoxx $ Liquid High Yield Index	178,852	LIBOR	Quarterly	USD	48,934	12/20/18	(520,214)
BNP Paribas SA
iBoxx $ Liquid High Yield Index	124,521	LIBOR	Quarterly	USD	34,069	12/20/18	(362,185)
Credit Suisse International
iBoxx $ Liquid High Yield Index	201,508	LIBOR	Quarterly	USD	55,173	12/20/18	(626,384)

							$(1,791,638)

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PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	1,023	$185,469	$	– 0	–	$185,469
AUD/JPY 3/03/20*	12.75	Maturity	AUD	521	(114,828)		– 0	–	(114,828)
AUD/JPY 4/16/20*	12.25	Maturity	AUD	1,186	(52,499)		– 0	–	(52,499)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	740	(14,765)		– 0	–	(14,765)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	236	(60,318)		– 0	–	(60,318)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	281	(62,579)		– 0	–	(62,579)

					$(119,520)	$	– 0	–	$(119,520)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2018
Barclays Capital, Inc.†	776	USD	(4.75	)%*	—	$773,805
Barclays Capital, Inc.†	1,453	USD	(2.00	)%*	—	1,452,343
Barclays Capital, Inc.†	1,122	EUR	(1.25	)%*	—	1,270,740
Barclays Capital, Inc.†	4,135	USD	(0.35	)%*	—	4,134,496
Barclays Capital, Inc.†	2,792	USD	(0.35	)%*	—	2,791,810
Barclays Capital, Inc.†	1,600	USD	0.13%		—	1,600,017
Barclays Capital, Inc.†	1,184	USD	0.50%		—	1,184,332
Barclays Capital, Inc.†	1,723	USD	0.75%		—	1,723,316
Barclays Capital, Inc.†	764	USD	1.25%		—	765,189
Barclays Capital, Inc.†	4,534	USD	1.50%		—	4,534,317
Barclays Capital, Inc.†	1,572	USD	1.50%		—	1,573,516
Barclays Capital, Inc.†	4,763	USD	1.75%		—	4,763,195
Barclays Capital, Inc.†	6,717	USD	2.10%		—	6,718,326
Credit Suisse Securities (USA) LLC†	2,374	USD	(4.75	)%*	—	2,350,013
Credit Suisse Securities (USA) LLC†	1,415	USD	(4.75	)%*	—	1,404,930
Credit Suisse Securities (USA) LLC†	3,462	EUR	(1.25	)%*	—	3,916,732
Credit Suisse Securities (USA) LLC†	2,815	EUR	(1.25	)%*	—	3,186,225
Credit Suisse Securities (USA) LLC†	3,034	EUR	(1.10	)%*	—	3,433,762
Credit Suisse Securities (USA) LLC†	2,442	EUR	(1.00	)%*	—	2,763,840
Credit Suisse Securities (USA) LLC†	6,869	EUR	(0.75	)%*	—	7,776,161
Credit Suisse Securities (USA) LLC†	4,258	EUR	(0.75	)%*	—	4,820,612
Credit Suisse Securities (USA) LLC†	2,236	EUR	(0.75	)%*	—	2,531,109
Credit Suisse Securities (USA) LLC†	1,177	USD	1.95%		—	1,179,170
HSBC Securities (USA) Inc.†	19,037	USD	2.30%		—	19,200,486
JPMorgan Chase Bank, NA†	2,108	EUR	(1.25	)%*	—	2,387,859

abfunds.com	AB HIGH INCOME FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2018
JPMorgan Chase Bank, NA†	4,070	EUR	(1.00)%*	—	$4,599,897
JPMorgan Chase Bank, NA†	1,590	EUR	(1.00)%*	—	1,800,197
JPMorgan Chase Bank, NA†	2,996	USD	2.00%	—	3,006,446
Nomura International PLC†	2,441	USD	0.50%	—	2,440,828
Nomura International PLC†	1,862	USD	1.85%	—	1,863,263
RBC Capital Markets†	1,786	USD	(1.75)%*	—	1,786,365
RBC Capital Markets†	1,966	USD	(1.25)%*	—	1,965,558
RBC Capital Markets†	2,623	USD	0.00%	—	2,622,596
RBC Capital Markets†	2,240	USD	0.50%	—	2,239,711
RBC Capital Markets†	4,732	USD	1.50%	—	4,732,197
RBC Capital Markets†	1,995	USD	1.85%	—	1,995,103
RBC Capital Markets†	3,200	USD	2.05%	—	3,200,008

					$120,488,470

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2018

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$96,418,275	$	– 0	–	$	– 0	–	$	– 0	–	$96,418,275
Governments – Treasuries	19,200,486		– 0	–		– 0	–		– 0	–	19,200,486
Corporates – Investment Grade	4,869,709		– 0	–		– 0	–		– 0	–	4,869,709

Total	$120,488,470	$	– 0	–	$	– 0	–	$	– 0	–	$120,488,470

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $2,520,400,114 or 41.2% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2018.

(i)	Defaulted matured security.

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PORTFOLIO OF INVESTMENTS (continued)

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.30% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/18/17	$	– 0	–	$1	0.00%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.516%, 7/25/25	7/27/15		1,915,715		1,929,105	0.03%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.42%, 5/15/43	3/27/18		7,741,460		7,743,534	0.13%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.43%, 3/16/43	3/07/18		1,916,115		1,910,127	0.03%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10		15,446,535		12,385,464	0.20%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15		7,867,651		7,577,343	0.12%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13		1,427,093		1,219,981	0.02%
Exide Technologies 11.00%, 4/30/22	4/30/15		25,149,737		23,798,538	0.39%
Exide Technologies 7.00%, 4/30/25	4/30/15		20,143,026		13,372,166	0.22%
Exide Technologies 7.25%, 4/30/25	5/03/17		1,785,201		1,649,640	0.03%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16		10,644,622		11,624,574	0.19%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	1/31/17		6,158,745		101,814	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	1/31/17		1,517,222		460,921	0.01%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18		877,800		877,800	0.01%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13		12,955,187		161	0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17		3,576,072		3,395,181	0.06%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17		3,881,020		1,751,379	0.03%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17		6,274,299		3,628,611	0.06%

abfunds.com	AB HIGH INCOME FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	$6,200,880		$3,947,440		0.06%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17	5,740,087		3,951,088		0.06%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	8,413,600		5,987,192		0.10%
SoFi Consumer Loan Program LLC Series 2017-6, Class R1 Zero Coupon, 11/25/26	11/09/17	10,996,114		10,053,147		0.16%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	11,354,952		11,354,952		0.19%
Texas Competitive/TCEH 11.50%, 10/01/20	4/14/11	– 0	–	– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13	6,352,630		156,184		0.00%
Vantage Drilling International 10.00%, 12/31/20	2/10/16	416,498		422,380		0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	8,550,341		833,485		0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550		687,750		0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331		409,750		0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531%, 11/25/25	9/06/16	5,567,941		6,216,130		0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.781%, 11/25/25	9/28/15	3,301,653		3,824,711		0.06%

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$18,385,445	$1,978,707		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	3/10/17	11,863,925	13,925,875		0.23%
Exide Technologies	4/30/15	630,678	139,651		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/11/12	4	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	4/01/15	25,000,000	25,531,820		0.42%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	12,695,000	12,732,392		0.21%

(l)	Convertible security.

(m)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

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PORTFOLIO OF INVESTMENTS (continued)

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Inverse interest only security.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2018.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(u)	IO – Interest Only.

(v)	The rate shown represents the 7-day yield as of period end.

(w)	Affiliated investments.

(x)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 89

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,452,397,330)	$6,101,607,984
Affiliated issuers (cost $45,178,974)	45,178,974
Cash	142,939
Cash collateral due from broker	19,780,972
Foreign currencies, at value (cost $102,435,768)	101,032,965
Unaffiliated dividends and interest receivable	97,966,678
Unrealized appreciation on forward currency exchange contracts	51,131,424
Receivable for investment securities sold and foreign currency transactions	32,222,295
Receivable for unsettled reverse repurchase agreements	25,496,456
Receivable for capital stock sold	7,192,781
Market value of credit default swaps (net premiums paid $402,355)	1,822,075
Receivable for variation margin on centrally cleared swaps	980,118
Affiliated dividends receivable	243,402
Unrealized appreciation on variance swaps	185,469

Total assets	6,484,984,532

Liabilities
Options written, at value (premiums received $8,841,527)	7,601,588
Swaptions written, at value (premiums received $1,940,517)	1,848,794
Payable for reverse repurchase agreements	120,488,470
Unrealized depreciation on forward currency exchange contracts	67,836,503
Market value of credit default swaps (net premiums received $53,050,277)	60,946,649
Payable for investment securities purchased	30,524,302
Payable for unsettled reverse repurchase agreements	28,689,767
Payable for capital stock redeemed	24,751,719
Dividends payable	4,475,055
Payable for variation margin on futures	2,476,308
Advisory fee payable	2,449,472
Cash collateral received from broker	2,356,000
Unrealized depreciation on total return swaps	1,791,638
Distribution fee payable	1,085,733
Unrealized depreciation on variance swaps	304,989
Transfer Agent fee payable	286,510
Administrative fee payable	22,422
Directors’ fee payable	2,071
Accrued expenses and other liabilities	3,132,942

Total liabilities	361,070,932

Net Assets	$6,123,913,600

Composition of Net Assets
Capital stock, at par	$750,354
Additional paid-in capital	6,720,062,425
Accumulated loss	(596,899,179)

$6,123,913,600

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,350,516,830	165,877,907	$8.14	*

B	$1,153,425	140,398	$8.22

C	$842,095,323	102,228,777	$8.24

Advisor	$3,185,832,529	390,783,091	$8.15

R	$69,441,600	8,531,663	$8.14

K	$122,029,776	14,985,011	$8.14

I	$192,940,795	23,664,707	$8.15

Z	$359,903,322	44,141,971	$8.15

*	The maximum offering price per share for Class A shares was $8.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 91

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest (net of foreign taxes withheld of $1,733,656)	$476,208,871
Dividends
Unaffiliated issuers	3,126,966
Affiliated issuers	1,600,463
Other income	695,796	$481,632,096

Expenses
Advisory fee (see Note B)	32,529,621
Distribution fee—Class A	4,038,959
Distribution fee—Class B	14,773
Distribution fee—Class C	9,971,346
Distribution fee—Class R	402,210
Distribution fee—Class K	312,101
Transfer agency—Class A	1,576,284
Transfer agency—Class B	1,793
Transfer agency—Class C	966,452
Transfer agency—Advisor Class	3,709,848
Transfer agency—Class R	209,149
Transfer agency—Class K	205,088
Transfer agency—Class I	161,357
Transfer agency—Class Z	62,602
Custodian	696,151
Printing	553,219
Registration fees	240,148
Audit and tax	191,151
Administrative	63,952
Legal	58,836
Directors’ fees	25,436
Credit facility fees	426
Miscellaneous	226,934

Total expenses before interest expense	56,217,836
Interest expense	1,198,756

Total expenses	57,416,592
Less: expenses waived and reimbursed by the Adviser (see Note B)	(165,770)

Net expenses		57,250,822

Net investment income		424,381,274

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(61,588,871	)(a)
Forward currency exchange contracts	103,685,882
Futures	(14,659,849)
Options written	33,792,303
Swaps	6,254,984
Swaptions written	4,089,831
Foreign currency transactions	(158,054,266)
Net change in unrealized appreciation/depreciation on:
Investments	(479,395,468	)(b)
Forward currency exchange contracts	(35,186,971)
Futures	509,914
Options written	6,198,400
Swaps	(846,994)
Swaptions written	(555,467)
Foreign currency denominated assets and liabilities	839,272

Net loss on investment and foreign currency transactions	(594,917,300)

Contributions from Affiliates (see Note B)	70,807

Net Decrease in Net Assets from Operations	$(170,465,219)

(a)	Includes foreign capital gains taxes of $1,810,004.

(b)	Net of increase in accrued foreign capital gains of $34,887.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$424,381,274	$409,538,873
Net realized gain (loss) on investment and foreign currency transactions	(86,479,986)	65,691,252
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(508,437,314)	223,134,414
Contributions from Affiliates (see Note B)	70,807	– 0	–

Net increase (decrease) in net assets from operations	(170,465,219)	698,364,539
Distributions to Shareholders
Class A	(91,362,872)	(115,827,715)
Class B	(72,896)	(106,219)
Class C	(49,196,918)	(63,372,353)
Advisor Class	(222,601,749)	(252,357,478)
Class R	(4,257,089)	(4,880,818)
Class K	(6,965,941)	(6,831,166)
Class I	(15,158,177)	(18,370,671)
Class Z	(18,441,192)	(9,659,211)
Return of Capital
Class A	(13,807,456)	– 0	–
Class B	(11,017)	– 0	–
Class C	(7,435,014)	– 0	–
Advisor Class	(33,641,279)	– 0	–
Class R	(643,364)	– 0	–
Class K	(1,052,746)	– 0	–
Class I	(2,290,820)	– 0	–
Class Z	(2,786,974)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(1,324,482,036)	71,295,486

Total increase (decrease)	(1,964,672,759)	298,254,394
Net Assets
Beginning of period	8,088,586,359	7,790,331,965

End of period	$6,123,913,600	$8,088,586,359

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined

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inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,676,266,018	$47,111,514	#	$2,723,377,532
Collateralized Mortgage Obligations		– 0	–	561,649,755	– 0	–	561,649,755
Corporates – Investment Grade		– 0	–	512,189,806	0	#	512,189,806
Governments – Treasuries		– 0	–	489,417,350	– 0	–	489,417,350
Emerging Markets – Sovereigns		– 0	–	370,963,712	– 0	–	370,963,712
Emerging Markets – Treasuries		– 0	–	299,847,957	– 0	–	299,847,957
Bank Loans		– 0	–	244,415,685	49,130,245		293,545,930
Emerging Markets – Corporate Bonds		– 0	–	280,841,180	1,649,584		282,490,764

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Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks	$88,986,100		$2,196,571		$65,977,012	#	$157,159,683
Investment Companies	94,750,926		– 0	–	– 0	–	94,750,926
Commercial Mortgage-Backed Securities	– 0	–	11,721,179		74,055,425		85,776,604
Asset-Backed Securities	– 0	–	– 0	–	78,619,165		78,619,165
Local Governments – Regional Bonds	– 0	–	37,236,396		– 0	–	37,236,396
Preferred Stocks	7,018,405		6,751,000		4,653,555	#	18,422,960
Inflation-Linked Securities	– 0	–	6,751,658		11,624,574		18,376,232
Quasi-Sovereigns	– 0	–	11,947,004		– 0	–	11,947,004
Local Governments – US Municipal Bonds	– 0	–	10,356,331		– 0	–	10,356,331
Collateralized Loan Obligations	– 0	–	– 0	–	8,554,124		8,554,124
Options Purchased – Puts	– 0	–	5,321,017		– 0	–	5,321,017
Options Purchased – Calls	– 0	–	4,243,425		– 0	–	4,243,425
Whole Loan Trusts	– 0	–	– 0	–	4,186,220		4,186,220
Warrants	1,811,727		– 0	–	646,176	#	2,457,903
Rights	– 0	–	– 0	–	35,925		35,925
Short-Term Investments:
Investment Companies	45,178,974		– 0	–	– 0	–	45,178,974
Emerging Markets – Sovereigns	– 0	–	17,394,252		– 0	–	17,394,252
Time Deposits	– 0	–	13,287,011		– 0	–	13,287,011

Total Investments in Securities	237,746,132		5,562,797,307		346,243,519		6,146,786,958
Other Financial Instruments*:
Assets
Futures	11,991,587		– 0	–	– 0	–	11,991,587 †
Forward Currency Exchange Contracts	– 0	–	51,131,424		– 0	–	51,131,424
Centrally Cleared Credit Default Swaps	– 0	–	38,857,699		– 0	–	38,857,699 †
Credit Default Swaps	– 0	–	1,822,075		– 0	–	1,822,075
Variance Swaps	– 0	–	185,469		– 0	–	185,469
Liabilities
Futures	(8,577,579)		– 0	–	– 0	–	(8,577,579)†
Forward Currency Exchange Contracts	– 0	–	(67,836,503)		– 0	–	(67,836,503)
Credit Default Swaptions Written	– 0	–	(286,112)		– 0	–	(286,112)
Interest Rate Swaptions Written	– 0	–	(1,562,682)		– 0	–	(1,562,682)
Currency Options Written	– 0	–	(7,601,588)		– 0	–	(7,601,588)
Centrally Cleared Credit Default Swaps	– 0	–	(14,538,484)		– 0	–	(14,538,484)†
Credit Default Swaps	– 0	–	(60,946,649)		– 0	–	(60,946,649)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Total Return Swaps	$	– 0	–	$(1,791,638)		$	– 0	–	$(1,791,638)
Variance Swaps		– 0	–	(304,989)			– 0	–	(304,989)
Reverse Repurchase Agreements		(120,488,470)		– 0	–		– 0	–	(120,488,470)

Total^		$120,671,670		$5,499,925,329			$346,243,519		$5,966,840,518

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation of futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were de minimis transfers between level 1 and level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade#			Emerging Markets - Corporate Bonds		Bank Loans
Balance as of 10/31/17	$58,323,801		$	– 0	–	$2,021,391		$30,526,181
Accrued discounts/(premiums)	(56,411)			– 0	–	(958,171)		23,647
Realized gain (loss)	(1,113,904)			– 0	–	9,067		67,528
Change in unrealized appreciation/depreciation	9,624,543			0	#	(756,514)		(968,271)
Purchases/Pay ups	23,095,492			0	#	642,099		48,522,949
Sales/Pay downs	(48,051,507)			– 0	–	(9,067)		(7,798,971)
Transfers into level 3	5,289,500			– 0	–	700,779		– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–	(21,242,818)

Balance as of 10/31/18	$47,111,514		$	– 0	–	$1,649,584		$49,130,245

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$(9,244,607)		$	– 0	–	$(7,436,742)		$(892,561)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Common Stocks#		Commercial Mortgage- Backed Securities		Asset- Backed Securities		Preferred Stocks#
Balance as of 10/31/17	$57,675,940		$106,247,106		$55,460,954		$64,354,359
Accrued discounts/(premiums)	– 0	–	330,791		(204,147)		– 0	–
Realized gain (loss)	2,583,336		(2,667,350)		3,928,999		711,875
Change in unrealized appreciation/depreciation	2,928,383		4,289,360		(13,154,952)		(11,204,172)
Purchases	15,326,579		14,176,790		52,716,115		4,653,555
Sales/Pay downs	(12,185,493)		(48,321,272)		(20,127,804)		(53,862,062)
Transfers into level 3	5,589,775		– 0	–	– 0	–	– 0	–
Transfers out of level 3	(5,941,508)		– 0	–	– 0	–	– 0	–

Balance as of 10/31/18	$65,977,012		$74,055,425		$78,619,165		$4,653,555

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$3,437,035		$330,394		$(13,513,323)		$(853,660)

	Inflation- Linked Securities		Whole Loan Trusts		Collateralized Loan Obligations		Warrants#
Balance as of 10/31/17	$12,511,202		$31,293,986		$8,681,968		$36,530
Accrued discounts/(premiums)	28,484		38,932		84,496		– 0	–
Realized gain (loss)	– 0	–	(12,317,175)		54,008		– 0	–
Change in unrealized appreciation/depreciation	(915,112)		5,192,326		(175,099)		(162,654)
Purchases	– 0	–	322,638		2,708,751		772,300
Sales/Pay downs	– 0	–	(20,344,487)		(2,800,000)		– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/18	$11,624,574		$4,186,220		$8,554,124		$646,176

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$(915,112)		$218,157		$(86,246)		$(126,124)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Short Term Investments: Emerging Markets - Sovereigns			Rights			Total
Balance as of 10/31/17		$7,283,376		$	– 0	–	$434,416,794
Accrued discounts/ (premiums)		3,435			– 0	–	(708,944)
Realized gain (loss)		136,099			– 0	–	(8,607,517)
Change in unrealized appreciation/depreciation		(111,295)			35,925		(5,377,532)
Purchases		– 0	–		– 0	–	162,937,268
Sales/Pay downs		(7,311,615)			– 0	–	(220,812,278)
Transfers into level 3		– 0	–		– 0	–	11,580,054
Transfers out of level 3		– 0	–		– 0	–	(27,184,326)

Balance as of 10/31/18	$	– 0	–		$35,925		$346,243,519 +

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$	– 0	–		$35,925		$(29,046,864)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2018. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$1,899,638	Recovery Analysis	Collateral Value	$100.00 / N/A
	$877,800	Qualitative Assessment	Par Value	$100.00 / N/A

$2,777,438

Common Stocks	$2,205,984	Recovery Analysis	Liquidation Value	$299.56 / N/A
	$1,909,180	Market Approach	EBITDA* Projection EBITDA* Multiples	$505mm / N/A 13.8X / N/A
	$1,126,122	Market Approach	EBITDA* Projection EBITDA* Multiples	$44.6mm / N/A 6.1X-8.1X / 7.1X
	$139,651	Market Approach	EBITDA* Projection EBITDA* Multiples	$172.0mm / NA 3.6X-5.6X / 4.6X
	$95,095	Market Approach	EBITDA* Projection EBITDA* Multiples	$75mm / N/A 3.8X / N/A
	$35,696	Market Approach	EBITDA* Projection EBITDA* Multiples	$43.3mm / N/A 2.6X-4.6X / 3.6X

$5,511,728

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Preferred Stocks	$4,653,555	Market Approach	EBITDA* Projection EBITDA* Multiples	$505mm / N/A 13.8X / N/A
Whole Loan Trusts	$2,460,472	Recovery Analysis	Cumulative Loss	<20% / NA
	$846,133	Discounted Cash Flow	Cash Flow Yield	100.00% / NA
	$337,079	Discounted Cash Flow	Level Yield	25.02% / NA
	$262,513	Discounted Cash Flow	Level Yield	27.22% / NA
	$185,870	Discounted Cash Flow	Level Yield	37.33% / NA
	$94,153	Discounted Cash Flow	Level Yield	10.75% / NA

$4,186,220

Warrants.	$645,277	Option Pricing Model	Exercise Price	$3.81 / N/A
	$899	Option Pricing Model	Exercise Price	$1.46 / N/A

$646,176

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss, Cash Flow Yield and Level Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of

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NOTES TO FINANCIAL STATEMENTS (continued)

security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares

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of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

For the year ended October 31, 2018, the Adviser reimbursed the Fund $70,807 for trading losses incurred due to a trade entry error.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $63,952.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,908,202 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $142,097 from the sale of Class A shares and received $23,676, $220 and $60,968 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $165,770.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$68,969	$1,963,903	$1,987,693	$45,179	$1,600

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $479,829, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,714,459, $18,178,641, $1,055,746 and $1,011,030 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,494,422,040		$3,251,659,164
U.S. government securities	– 0	–	618,365,806

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,493,588,626

Gross unrealized appreciation	$376,189,427
Gross unrealized depreciation	(726,439,749)

Net unrealized depreciation	$(350,250,322)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of

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shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2018, the Fund held purchased options for hedging and non-hedging purposes.

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During the year ended October 31, 2018, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized

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on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2018, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are

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subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2018, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the

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returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$6,795,852	*	Receivable/Payable for variation margin on futures	$8,577,579	*

Interest rate contracts	Investments in securities, at value	925,828		Swaptions written, at value	1,562,682

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$51,131,424		Unrealized depreciation on forward currency exchange contracts	$67,836,503

Foreign currency contracts	Investments in securities, at value	8,338,988		Options written, at value	7,601,588

Foreign currency contracts	Unrealized appreciation on variance swaps	185,469		Unrealized depreciation on variance swaps	304,989

Credit contracts	Investments in securities, at value	299,626

Credit contracts	Market value of credit default swaps	1,822,075		Market value of credit default swaps	60,946,649

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,189,149	*	Receivable/Payable for variation margin on centrally cleared swaps	2,025,051	*

Credit contracts				Swaptions written, at value	286,112

Equity contracts				Unrealized depreciation on total return swaps	1,791,638

Equity contracts	Receivable/Payable for variation margin on futures	5,195,735	*

Total		$76,884,146			$150,932,791

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$6,083,508	$(1,578,578)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(13,033,995)		$(1,561,621)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	694,698		186,024

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	508,438		(2,398)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	103,685,882		(35,186,971)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(9,784,708)		4,280,924

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	33,346,336		6,198,400

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	– 0	–	(119,520)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(933,071)	$42,430

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	18,514,277	5,146,120

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	3,581,393	(553,069)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(1,625,854)	2,071,535

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(2,878,025)	577,293

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(18,342,801)	(4,295,016)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	445,967	– 0	–

Total		$120,262,045	$(24,794,447)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$143,377,328	(a)
Average notional amount of sale contracts	$433,683,508

Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,804,679,811	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$6,007,143	(b)
Average notional amount of sale contracts	$303,445,008

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,179,054,195
Average principal amount of sale contracts	$3,522,992,476

Futures:
Average original value of buy contracts	$680,734,637
Average original value of sale contracts	$194,963,386

Total Return Swaps:
Average notional amount	$199,086,770

Variance Swaps:
Average notional amount	$3,033,988

Purchased Options:
Average notional amount	$536,005,444

Options Written:
Average notional amount	$1,355,231,633

Purchased Swaptions:
Average notional amount	$226,357,963	(c)

Swaptions Written:
Average notional amount	$280,215,417	(a)

(a)	Positions were open for eleven months during the period.

(b)	Position were open for seven months during the period.

(c)	Position were open for five month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$880,155	$(880,155)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	4,458,884	(4,458,884)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	298,442	(298,442)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	3,004	(14)		– 0	–		– 0	–		2,990
Citibank, NA	6,536,363	(6,536,363)		– 0	–		– 0	–		– 0	–
Credit Suisse International	12,048,923	(12,048,923)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	8,939,755	(6,132,395)		(200,000)			– 0	–		2,607,360
Goldman Sachs Bank USA/Goldman Sachs International	1,039,164	(1,039,164)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	2,760,826	(2,760,826)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	9,086,906	(9,086,906)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services	4,920,280	(4,920,280)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	724,301	(724,301)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	6,352,817	(2,368,325)		(1,736,000)			– 0	–		2,248,492
UBS AG	4,653,590	(3,634,658)		– 0	–		– 0	–		1,018,932

Total	$62,703,410	$(54,889,636)		$(1,936,000)		$	– 0	–		$5,877,774	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia & New Zealand Banking Group Ltd.	$1,007,630	$	– 0	–	$	– 0	–	$(1,007,630)	$	– 0	–
Bank of America, NA	1,831,631	(880,155)	– 0	–	(951,476)	– 0	–
Barclays Bank PLC	9,481,597	(4,458,884)	– 0	–	(2,890,256)	2,132,457
BNP Paribas SA	2,592,541	(298,442)	– 0	–	(1,445,409)	848,690
Brown Brothers Harriman & Co.	14	(14)	– 0	–	– 0	–	– 0	–
Citibank, NA	15,129,121	(6,536,363)	– 0	–	(8,592,758)	– 0	–
Credit Suisse International	23,943,686	(12,048,923)	– 0	–	(11,894,763)	– 0	–
Deutsche Bank AG	6,132,395	(6,132,395)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	35,514,221	(1,039,164)	– 0	–	(34,475,057)	– 0	–
HSBC Bank USA	4,527,413	(2,760,826)	– 0	–	(1,766,587)	– 0	–
JPMorgan Chase Bank, NA	15,208,928	(9,086,906)	– 0	–	(1,174,195)	4,947,827
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services	17,096,401	(4,920,280)	– 0	–	(11,702,821)	473,300
Royal Bank of Scotland PLC	1,861,600	(724,301)	– 0	–	– 0	–	1,137,299
Standard Chartered Bank	2,368,325	(2,368,325)	– 0	–	– 0	–	– 0	–
UBS AG	3,634,658	(3,634,658)	– 0	–	– 0	–	– 0	–

Total	$140,330,161	$(54,889,636)	$	– 0	–	$(75,900,952)	$9,539,573	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may

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enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2018, the average amount of reverse repurchase agreements outstanding was $164,131,657 and the daily weighted average interest rate was 0.12%. During the period, the Fund received net interest payments from counterparties. At October 31, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $120,488,470 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$33,285,402	$(33,255,154)	$30,248
Credit Suisse Securities (USA) LLC	33,362,554	(32,953,340)	409,214
HSBC Securities (USA) Inc.	19,200,486	(18,479,215)	721,271
JPMorgan Chase Bank, NA	11,794,399	(11,614,562)	179,837
Nomura International PLC	4,304,091	(4,168,760)	135,331
RBC Capital Markets	18,541,538	(18,541,538)	– 0	–

	$120,488,470	$(119,012,569)	$1,475,901

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2018, the Fund had no unfunded loan commitments outstanding.

As of October 31, 2018, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2018, the Fund received commitment fees or additional funding fees in the amount of $695,796.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	30,690,096	59,539,546	$265,218,097	$524,452,084

Shares issued in reinvestment of dividends	7,870,893	8,337,179	67,337,244	73,596,854

Shares converted from Class B	49,278	75,113	425,403	663,437

Shares converted from Class C	809,925	7,067,338	6,932,976	63,185,262

Shares redeemed	(83,389,562)	(103,550,253)	(715,873,460)	(910,606,125)

Net decrease	(43,969,370)	(28,531,077)	$(375,959,740)	$(248,708,488)

Class B
Shares sold	10,657	20,847	$92,546	$185,327

Shares issued in reinvestment of dividends	9,337	10,799	80,619	96,067

Shares converted to Class A	(48,840)	(74,434)	(425,403)	(663,437)

Shares redeemed	(32,892)	(25,202)	(282,133)	(224,113)

Net decrease	(61,738)	(67,990)	$(534,371)	$(606,156)

Class C
Shares sold	8,352,376	17,383,871	$72,733,321	$155,119,956

Shares issued in reinvestment of dividends	3,714,797	4,150,329	32,144,364	37,041,421

Shares converted to Class A	(800,568)	(6,981,497)	(6,932,976)	(63,185,262)

Shares redeemed	(35,477,989)	(36,528,477)	(307,121,972)	(326,177,026)

Net decrease	(24,211,384)	(21,975,774)	$(209,177,263)	$(197,200,911)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Advisor Class
Shares sold	176,997,192	256,806,422	$1,529,964,593	$2,267,355,742

Shares issued in reinvestment of dividends	17,580,727	16,263,782	150,479,874	143,935,149

Shares redeemed	(291,677,801)	(227,319,697)	(2,505,899,503)	(2,002,212,034)

Net increase (decrease)	(97,099,882)	45,750,507	$(825,455,036)	$409,078,857

Class R
Shares sold	1,752,900	2,786,406	$15,080,599	$24,607,630

Shares issued in reinvestment of dividends	571,847	549,756	4,885,499	4,852,844

Shares redeemed	(3,631,201)	(3,453,685)	(31,041,847)	(30,508,471)

Net decrease	(1,306,454)	(117,523)	$(11,075,749)	$(1,047,997)

Class K
Shares sold	3,450,067	3,809,440	$29,562,464	$33,675,833

Shares issued in reinvestment of dividends	939,459	772,775	8,016,105	6,828,315

Shares redeemed	(3,592,985)	(2,747,430)	(30,741,339)	(24,188,928)

Net increase	796,541	1,834,785	$6,837,230	$16,315,220

Class I
Shares sold	7,917,165	6,022,342	$68,679,021	$53,289,572

Shares issued in reinvestment of dividends	1,904,610	1,942,004	16,315,392	17,176,698

Shares redeemed	(17,200,700)	(10,952,153)	(146,400,590)	(96,992,635)

Net decrease	(7,378,925)	(2,987,807)	$(61,406,177)	$(26,526,365)

Class Z
Shares sold	23,427,698	14,976,654	$201,583,476	$133,445,095

Shares issued in reinvestment of dividends	2,398,945	1,088,757	20,442,559	9,655,467

Shares redeemed	(8,170,869)	(2,611,083)	(69,736,965)	(23,109,238)

Net increase	17,655,774	13,454,328	$152,289,070	$119,991,324

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NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.)Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage-related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund Shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund had no borrowings outstanding from the Facility at October 31, 2018. For the year ended October 31, 2018, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 5,000,000	$ 5,000,000	3.07%

*	For 1 day borrowings were outstanding.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$408,056,834	$471,405,631

Total taxable distributions paid	408,056,834	471,405,631
Return of Capital	61,668,670	– 0	–

Total distributions paid	$469,725,504	$471,405,631

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(209,314,082	)(a)
Unrealized appreciation/(depreciation)	(351,145,648	)(b)

Total accumulated earnings/(deficit)	$(560,459,730	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $209,314,082.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, the tax treatment of swaps, and the accrual of foreign capital gains tax.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $56,876,971 and a net long-term capital loss carryforward of $152,437,111, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the simplification rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.91		$ 8.65		$ 8.50		$ 9.40		$ 9.53

Income From Investment Operations
Net investment income(a)	.50	(b)	.45	(b)	.48	(b)	.51		.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)		.34		.27		(.69)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.21)		.79		.75		(.18)		.52

Less: Dividends and Distributions
Dividends from net investment income	(.49)		(.53)		(.60)		(.64)		(.60)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.56)		(.53)		(.60)		(.72)		(.65)

Net asset value, end of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.40

Total Return
Total investment return based on net asset value(d)	(2.51)%		9.30%		9.41	%*	(1.98)%		5.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,350,517		$1,869,052		$2,061,177		$2,059,111		$2,320,748
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	.84%		.81%		.84%		.90%		.89%
Expenses, before waivers/reimbursements(e)+	.85%		.82%		.85%		.90%		.89%
Net investment income	5.86	%(b)	5.15	%(b)	5.75	%(b)	5.77%		5.80%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

abfunds.com	AB HIGH INCOME FUND | 133

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.99		$ 8.72		$ 8.57		$ 9.49		$ 9.62

Income From Investment Operations
Net investment income(a)	.43	(b)	.38	(b)	.42	(b)	.45		.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)		.34		.26		(.71)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		.72		.68		(.26)		.45

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.45)		(.53)		(.58)		(.53)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.06)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)		(.45)		(.53)		(.66)		(.58)

Net asset value, end of period	$ 8.22		$ 8.99		$ 8.72		$ 8.57		$ 9.49

Total Return
Total investment return based on net asset value(d)	(3.24)%		8.49%		8.48	%*	(2.89)%		4.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,153		$1,817		$2,357		$3,551		$7,526
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	1.61%		1.59%		1.63%		1.63%		1.60%
Expenses, before waivers/reimbursements(e)+	1.61%		1.60%		1.63%		1.63%		1.60%
Net investment income	5.01	%(b)	4.31	%(b)	5.01	%(b)	4.95%		5.05%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

134 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 9.01		$ 8.75		$ 8.60		$ 9.51		$ 9.64

Income From Investment Operations
Net investment income(a)	.44	(b)	.39	(b)	.42	(b)	.45		.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.72)		.33		.27		(.70)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		.72		.69		(.25)		.45

Less: Dividends and Distributions
Dividends from net investment income	(.43)		(.46)		(.54)		(.58)		(.53)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.06)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)		(.46)		(.54)		(.66)		(.58)

Net asset value, end of period	$ 8.24		$ 9.01		$ 8.75		$ 8.60		$ 9.51

Total Return
Total investment return based on net asset value(d)	(3.21)%		8.37%		8.50	%*	(2.74)%		4.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$842,095		$1,139,390		$1,298,312		$1,283,192		$1,504,398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	1.59%		1.56%		1.58%		1.60%		1.58%
Expenses, before waivers/reimbursements(e)+	1.59%		1.56%		1.58%		1.60%		1.58%
Net investment income	5.04	%(b)	4.33	%(b)	4.94	%(b)	5.00%		5.03%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

abfunds.com	AB HIGH INCOME FUND | 135

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations
Net investment income(a)	.52	(b)	.48	(b)	.49	(b)	.54		.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)		.33		.28		(.70)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.81		.77		(.16)		.55

Less: Dividends and Distributions
Dividends from net investment income	(.50)		(.55)		(.62)		(.67)		(.63)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.58)		(.55)		(.62)		(.75)		(.68)

Net asset value, end of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return
Total investment return based on net asset value(d)	(2.26)%		9.56%		9.69	%*	(1.78)%		5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,185,833		$4,351,171		$3,828,042		$2,362,066		$2,473,475
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	.59%		.56%		.58%		.60%		.58%
Expenses, before waivers/reimbursements(e)+	.60%		.57%		.58%		.60%		.58%
Net investment income	6.10	%(b)	5.38	%(b)	5.87	%(b)	6.05%		6.06%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

136 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.90		$ 8.64		$ 8.49		$ 9.40		$ 9.53

Income From Investment Operations
Net investment income(a)	.47	(b)	.42	(b)	.45	(b)	.48		.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)		.33		.27		(.70)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.24)		.75		.72		(.22)		.49

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.49)		(.57)		(.61)		(.57)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)		(.49)		(.57)		(.69)		(.62)

Net asset value, end of period	$ 8.14		$ 8.90		$ 8.64		$ 8.49		$ 9.40

Total Return
Total investment return based on net asset value(d)	(2.80	)%^	8.88	%^	9.01	%*	(2.44)%		5.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,442		$87,602		$86,059		$76,876		$77,706
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	1.26%		1.20%		1.22%		1.27%		1.23%
Expenses, before waivers/reimbursements(e)+	1.26%		1.21%		1.22%		1.27%		1.23%
Net investment income	5.47	%(b)	4.77	%(b)	5.39	%(b)	5.41%		5.46%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

abfunds.com	AB HIGH INCOME FUND | 137

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.91		$ 8.65		$ 8.50		$ 9.41		$ 9.54

Income From Investment Operations
Net investment income(a)	.50	(b)	.45	(b)	.48	(b)	.51		.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.72)		.33		.27		(.70)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.22)		.78		.75		(.19)		.52

Less: Dividends and Distributions
Dividends from net investment income	(.48)		(.52)		(.60)		(.64)		(.60)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.07)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.52)		(.60)		(.72)		(.65)

Net asset value, end of period	$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.41

Total Return
Total investment return based on net asset value(d)	(2.58)%		9.22%		9.41	%*	(2.12)%		5.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122,030		$126,399		$106,841		$95,294		$83,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	.91%		.89%		.85%		.94%		.88%
Expenses, before waivers/reimbursements(e)+	.91%		.89%		.85%		.94%		.88%
Net investment income	5.83	%(b)	5.08	%(b)	5.75	%(b)	5.74%		5.79%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

138 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations
Net investment income(a)	.53	(b)	.48	(b)	.50	(b)	.54		.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.72)		.33		.28		(.70)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.81		.78		(.16)		.55

Less: Dividends and Distributions
Dividends from net investment income	(.50)		(.55)		(.63)		(.67)		(.63)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.58)		(.55)		(.63)		(.75)		(.68)

Net asset value, end of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return
Total investment return based on net asset value(d)	(2.23)%		9.60%		9.74	%*	(1.74)%		5.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,941		$276,909		$294,693		$277,654		$114,598
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	.56%		.52%		.53%		.54%		.54%
Expenses, before waivers/reimbursements(e)+	.56%		.53%		.53%		.54%		.54%
Net investment income	6.15	%(b)	5.43	%(b)	6.06	%(b)	6.11%		6.08%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

abfunds.com	AB HIGH INCOME FUND | 139

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Income From Investment Operations
Net investment income(a)	.54	(b)	.49	(b)	.50	(b)	.55		.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.73)		.32		.28		(.71)		(.03)
Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.81		.78		(.16)		.55

Less: Dividends and Distributions
Dividends from net investment income	(.50)		(.55)		(.63)		(.67)		(.63)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.08)		(.05)
Return of capital	(.08)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.58)		(.55)		(.63)		(.75)		(.68)

Net asset value, end of period	$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Total Return
Total investment return based on net asset value(d)	(2.18)%		9.62%		9.76%		(1.72)%		6.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$359,903		$236,247		$112,852		$77,916		$47,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)+	.52%		.50%		.51%		.53%		.52%
Expenses, before waivers/reimbursements(e)+	.52%		.50%		.51%		.53%		.52%
Net investment income	6.27	%(b)	5.47	%(b)	6.07	%(b)	6.15%		6.13%
Portfolio turnover rate	35%		51%		45%		53%		38%

See footnote summary on page 141.

140 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended, such waiver amounted to 0.00% annualized for the Fund.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.82%	.81%	.84%	.88%	.88%
Before waivers/reimbursements	.83%	.82%	.85%	.88%	.88%
Class B
Net of waivers/reimbursements	1.60%	1.59%	1.63%	1.61%	1.60%
Before waivers/reimbursements	1.60%	1.60%	1.63%	1.61%	1.60%
Class C
Net of waivers/reimbursements	1.57%	1.56%	1.58%	1.58%	1.58%
Before waivers/reimbursements	1.57%	1.56%	1.58%	1.58%	1.58%
Advisor Class
Net of waivers/reimbursements	.57%	.56%	.58%	.58%	.58%
Before waivers/reimbursements	.58%	.57%	.58%	.58%	.58%
Class R
Net of waivers/reimbursements	1.24%	1.20%	1.22%	1.25%	1.23%
Before waivers/reimbursements	1.24%	1.21%	1.22%	1.25%	1.23%
Class K
Net of waivers/reimbursements	.89%	.89%	.85%	.92%	.88%
Before waivers/reimbursements	.89%	.89%	.85%	.92%	.88%
Class I
Net of waivers/reimbursements	.54%	.52%	.53%	.52%	.54%
Before waivers/reimbursements	.54%	.53%	.53%	.52%	.54%
Class Z
Net of waivers/reimbursements	.50%	.50%	.51%	.51%	.51%
Before waivers/reimbursements	.50%	.50%	.51%	.51%	.51%

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 141

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence

142 | AB HIGH INCOME FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

abfunds.com	AB HIGH INCOME FUND | 143

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018.

For foreign shareholders, 58.22% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

144 | AB HIGH INCOME FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH INCOME FUND | 145

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,++ Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,++ 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,++ ^ 86 (1993)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,++ 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,++ 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,++ 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,++ 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 58	President and Chief Executive Officer	See biography above.

Paul J. DeNoon, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Gershon M. Distenfeld, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Co-Head of Fixed Income.

Douglas J. Peebles, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Stephen M. Woetzel, 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2013.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB High Income Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The

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directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and

abfunds.com	AB HIGH INCOME FUND | 163

be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB HIGH INCOME FUND | 165

NOTES

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NOTES

abfunds.com	AB HIGH INCOME FUND | 167

NOTES

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1018

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2017	$161,146	$1,057	$28,929
	2018	$161,146	$580	$39,312

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2017	$753,101	$29,986
			$(1,057)
			$(28,929)

	2018	$597,471	$39,892
			$(580)
			$(39,312)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018